UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

STARBUCKS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2017
Notice of Annual Meeting of Shareholders and Proxy Statement

Wednesday, March 22, 2017 at 10:00 a.m., Pacific Time
Marion Oliver McCaw Hall at Seattle Center
321 Mercer Street, Seattle, Washington 98109

Seattle, Washington
January 27, 2017

Dear Shareholders:
You are cordially invited to attend the Starbucks Corporation 2017 Annual Meeting of Shareholders on March 22, 2017 at 10:00 a.m. (Pacific Time) (the “Annual Meeting” or the “Annual Meeting of Shareholders”). The meeting will be held at Marion Oliver McCaw Hall at the Seattle Center, located at 321 Mercer Street, in Seattle, Washington. More information appears on the back cover of this proxy statement.
As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On January 27, 2017, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to:
•
Access our proxy statement for our Annual Meeting and our fiscal 2016 Annual Report on Form 10-K for the fiscal year ended October 2, 2016, as filed with the Securities and Exchange Commission (the “Annual Report”);

•
Vote by Internet, by telephone or by mail; and

•
Receive a paper copy of the proxy materials by mail.

On January 27, 2017, we also first mailed this proxy statement and the enclosed proxy card to certain shareholders.
Proof of share ownership will be required to enter the Starbucks Annual Meeting. In addition, each attendee must present a government-issued photo identification (such as a driver’s license or passport). See the back cover of this proxy statement — “ADMISSION REQUIREMENTS AND TRANSPORTATION INFORMATION FOR THE STARBUCKS CORPORATION 2017 ANNUAL MEETING OF SHAREHOLDERS” for details.
The matters to be acted upon are described in the notice of Annual Meeting of Shareholders and proxy statement. At the Annual Meeting of Shareholders, we will also report on our operations and respond to questions from shareholders.
As always, we anticipate a large number of attendees at the Annual Meeting of Shareholders and cannot guarantee seating for all shareholders. Seating in Marion Oliver McCaw Hall and the adjacent Exhibition Hall is on a first-come, first served basis. Doors will open at 8:00 a.m. (Pacific Time) on the day of the event. We will also provide a live webcast of the meeting from the Investor Relations website at http://investor.starbucks.com. Presentations and a replay of the webcast will be available on the Investor Relations site under “Webcasts & Presentations” after the meeting. We hope this provides those unable to attend the meeting the opportunity to hear Starbucks leaders discuss our operating results and plans for the future. Our Investor Relations site is frequently updated, and includes additional information we believe our investors find useful.
Please also note that Starbucks is committed to providing an accessible experience. The event will be interpreted in American Sign Language and real-time captioning will be provided in the auditorium. Complimentary assistive listening devices and wheelchairs will be available. McCaw Hall is an accessible building with wheelchair seating, disability parking and accessible restrooms. If you have a disability accommodation request, please call us at (206) 318-7118 or email investorrelations@starbucks.com by March 1, 2017. Alternate formats of this proxy statement, the Annual Report and Letter to Shareholders are available upon request by contacting investorrelations@starbucks.com.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to please cast your vote as soon as possible by Internet, telephone or mail. We look forward to seeing you at the meeting.
Warm regards,
Howard Schultz
chairman and chief executive officer

STARBUCKS CORPORATION
2401 Utah Avenue South
Seattle, Washington 98134
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The Annual Meeting of Shareholders of Starbucks Corporation will be held at Marion Oliver McCaw Hall at the Seattle Center, located at 321 Mercer Street, in Seattle, Washington, on March 22, 2017 at 10:00 a.m. (Pacific Time) for the following purposes:
1.
To elect fourteen directors nominated by the board of directors to serve until the 2018 Annual Meeting of Shareholders;

2.
To approve an advisory resolution on our executive compensation;

3.
To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

4.
To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 1, 2017;

5.
To consider a shareholder proposal described in the accompanying proxy statement, if properly presented at the Annual Meeting of Shareholders; and

6.
To transact such other business as may properly come before the Annual Meeting of Shareholders.

Only shareholders of record at the close of business on January 12, 2017 will be entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournments or postponements thereof.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the meeting by one of the methods below. Make sure to have your proxy card or voting instruction form (VIF) in hand.
1.
By Internet: go to www.proxyvote.com;

2.
By toll-free telephone: call 1-800-690-6903; or

3.
By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option. Shareholders may also vote in person at the Annual Meeting. If you are a registered shareholder (that is, you hold your shares in your name), you must present valid identification to vote at the meeting. If you are a beneficial shareholder (that is, your shares are held in the name of a broker, bank or other holder of record), you will also need to obtain a “legal proxy” from the registered shareholder to vote at the meeting.
By order of the board of directors,
Lucy Lee Helm
executive vice president, general counsel and secretary
Seattle, Washington
January 27, 2017
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 22, 2017. Our proxy statement follows. Financial and other information concerning Starbucks is contained in our Annual Report. The proxy statement and Annual Report are available on our Investor Relations website at http://investor.starbucks.com. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.
Starbucks Corporation
2017 Proxy Statement

Starbucks Corporation
2017 Proxy Statement

BENEFICIAL OWNERSHIP OF COMMON STOCK	59
Section 16(a) Beneficial Ownership Reporting Compliance	60
ADDITIONAL INFORMATION	61
Internet Availability of Annual Meeting Materials	61
Proposals of Shareholders	61
Shareholders Sharing the Same Address	62
Annual Report to Shareholders on Form 10-K	62
Admission Requirements and Transportation Information for the Starbucks Corporation 2017 Annual Meeting of Shareholders	See outside back cover

Starbucks Corporation
2017 Proxy Statement

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PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.
ANNUAL MEETING INFORMATION
Wednesday, March 22, 2017 at 10:00 a.m. (Pacific Time) Doors open at 8:00 a.m. (Pacific Time)	Marion Oliver McCaw Hall at the Seattle Center 321 Mercer Street Seattle, WA 98109
Voting:
•
Shareholders as of the record date, January 12, 2017, are entitled to vote.

•
Your broker will not be able to vote your shares with respect to any of the matters presented at the meeting other than the ratification of the selection of our independent registered public accounting firm, unless you give your broker specific voting instructions.

Attending the Annual Meeting:
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In Person. To be admitted, you will be required to present a government-issued photo identification (such as a driver’s license or passport) and proof of share ownership. More information can be found on the back cover of this proxy statement.

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Via Webcast. Shareholders may view and listen to a live webcast of the meeting. The webcast will start at 10:00 a.m. (Pacific Time). See our Investor Relations website at http://investor.starbucks.com for details.

•
You do not need to attend the Annual Meeting of Shareholders to vote if you submitted your proxy in advance of the meeting.

Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible. Make sure to have your proxy card or voting instruction form (VIF) in hand:
using the Internet at www.proxyvote.com	calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903

scanning this QR code to vote with your mobile device	mailing your signed proxy or voting instruction form
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Board Voting Recommendation	Page Reference (for more detail)
Management proposals
Election of 14 directors	FOR EACH DIRECTOR NOMINEE	8
Advisory resolution to approve our executive compensation	FOR	27
Advisory vote on the frequency of future advisory votes on executive compensation	FOR	51
Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017	FOR	52
Shareholder proposal
Regarding Amendment to Proxy Access Bylaw	AGAINST	54
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Starbucks Corporation
2017 Proxy Statement

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BOARD NOMINEES
The following table provides summary information about each director nominee. Each director nominee is elected annually by a majority of votes cast.
Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships
					ACC	CMDC	NCGC
Howard Schultz	63	1985	chairman and chief executive officer of Starbucks Corporation
William W. Bradley	73	2003	managing director of Allen & Company	✓
Rosalind Brewer	54	N/A	president and chief executive officer of Sam’s Club*	✓
Mary N. Dillon	55	2016	chief executive officer of Ulta Salon, Cosmetics & Fragrances, Inc.	✓
Robert M. Gates	73	2012	former United States Secretary of Defense	✓
Mellody Hobson	47	2005	president and director of Ariel Investments	✓
Kevin R. Johnson	56	2009	president and chief operating officer of Starbucks Corporation
Jørgen Vig Knudstorp	48	N/A	executive chairman of LEGO Brand Group	✓
Satya Nadella	49	N/A	chief executive officer and director of Microsoft Corporation	✓
Joshua Cooper Ramo	48	2011	vice chairman of Kissinger Associates	✓
Clara Shih	35	2011	chief executive officer of Hearsay Systems, Inc.	✓
Javier G. Teruel	66	2005	retired vice chairman of Colgate-Palmolive Company	✓
Myron E. Ullman, III	70	2003	retired executive chairman and ceo of J.C. Penney Company, Inc.
Craig E. Weatherup	71	1999	retired chief executive officer of Pepsi-Cola	✓
Chair	Member	Lead independent director
ACC	Audit and Compliance Committee
CMDC	Compensation and Management Development Committee
NCGC	Nominating and Corporate Governance Committee
*
On January 6, 2017, Wal-Mart Stores, Inc. announced that Ms. Brewer had provided notice of her intent to retire from employment with Walmart effective February 1, 2017. Sam’s Club is a division of Walmart.

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Starbucks Corporation
2017 Proxy Statement

PROXY STATEMENT SUMMARY
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CORPORATE GOVERNANCE HIGHLIGHTS
Board Independence
• Independent director nominees	12 of 14
• Independent lead director	Myron E. Ullman, III
• Independent board committees	All
• Mandatory retirement age	75
Director Elections
• Frequency of board elections	Annual
• Voting standard for uncontested elections	Majority of votes cast
• Adopted Proxy Access for Director Nominations	Ownership Threshold of 3%; Holding period of at least 3 years; May submit nominees for the greater of 2 or 20% of board; Up to 20 shareholders may group together to reach the 3% ownership threshold
Board Meetings in Fiscal 2016
• Full board meetings	7
• Independent director-only sessions	7
Board Committee Meetings in Fiscal 2016
• Audit and Compliance	9
• Compensation and Management Development	6
• Nominating and Corporate Governance	6
Evaluating and Improving Board Performance
• Board evaluations	Annually
• Committee evaluations	Annually
• Board orientation	Yes
Aligning Director and Shareholder Interests
• Director stock ownership guidelines	Yes
• Director equity grants	Yes

FINANCIAL HIGHLIGHTS
Starbucks record fiscal 2016 results in the face of ongoing economic, consumer and geopolitical headwinds demonstrate the power, relevance and resilience of the Starbucks business and brand.
The Company delivered record results in its 53-week fiscal year 2016, increasing global comparable store sales by 5% driven by a 4% increase in ticket and a 1% increase in traffic, consolidated net revenue grew 11% to $21.3 billion and consolidated operating income grew by 16% to $4.2 billion year over year; 3-year cumulative total shareholder return (“TSR”) was 46%. In addition, we returned $3.2 billion to shareholders in the form of share repurchases and cash dividend payments in fiscal 2016.
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Starbucks Corporation
2017 Proxy Statement

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Financial Results Under Incentive Plans
The charts below compare fiscal 2016, 2015 and 2014 results(1) under financial performance metrics that are used in determining (i) payouts under our Executive Management Bonus Plan (“EMBP”) and (ii) the number of performance-based Restricted Stock Units (“performance RSUs”) earned. Note that these financial measures differ from the comparable GAAP measures reported in our financial statements, as the measures below are adjusted to exclude the impact of certain non-routine and other items in accordance with the terms of our EMBP and our 2005 Long-Term Equity Incentive Plan.

Dollar amounts below, except per share data, are in millions. Additional detail on the adjustments made to these results are described below in the Compensation Discussion and Analysis under “Financial Results Under Incentive Plans” on page 29.

Consolidated Adjusted
Net Revenue
$16,510
$18,321
$20,878
2014
2015
2016

Consolidated Adjusted
Operating Income
$3,087
$3,516
$4,045
2014
2015
2016

Return on Invested Capital
(ROIC)
27.2%
26.9%
25.7%
2014
2015
2016

Adjusted Earnings Per Share
(EPS)
$1.33
$1.58
$1.85
2014
2015
2016

(1)
Our fiscal year ends on the Sunday closest to September 30. Fiscal year 2016 included 53 weeks with the additional week falling in our fourth fiscal quarter. The objective performance goals under our EMBP for fiscal 2016 were set on a comparable 52-week fiscal year. The impact of the 53rd week was excluded from our fiscal 2016 EPS results for purposes of our performance-based Restricted Stock Units. Fiscal years 2015 and 2014 each included 52 weeks.

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Starbucks Corporation
2017 Proxy Statement

PROXY STATEMENT SUMMARY
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EXECUTIVE COMPENSATION HIGHLIGHTS
Our executive compensation program is designed to achieve the following key objectives:
•
Enable the attraction and retention of top talent by competing effectively for the highest quality people who will shape our long-term success;

•
Pay for performance through aligning compensation with the achievement of both short-term and long-term financial objectives that build shareholder value; and

•
Be true to our values by supporting our mission statement and guiding principles.

Some of the compensation “best practices” we employ to achieve these objectives include:
What We Do	What We Don’t Do
• Deliver a majority of executives’ target total direct compensation in the form of variable, “at-risk,” performance-based compensation	• Have single-trigger change-in-control equity acceleration provisions
• Utilize performance-based RSUs with vesting requirements	• Provide cash-based change-in-control benefits
• Require our executives and directors to satisfy rigorous stock ownership guidelines	• Provide excise tax gross-ups of perquisites
• Maintain a clawback policy	• Provide significant perquisites
• Prohibit Starbucks partners (employees) from engaging in hedging transactions in Starbucks stock or pledging Starbucks stock	• Maintain a supplemental executive retirement plan (SERP)
• Conduct annual “say-on-pay” advisory votes
AUDITORS
As a matter of good corporate governance, the Audit and Compliance Committee is asking our shareholders to ratify the selection of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal 2017. The following table sets forth the aggregate fees billed by Deloitte for fiscal 2016 and fiscal 2015.
Type of Fees	Fiscal 2016	Fiscal 2015
Audit Fees	$6,020,000	$6,516,000
Audit-Related Fees	$266,000	$154,000
Tax Fees	$332,000	$522,000
All Other Fees	$—	$—
Total	$6,618,000	$7,192,000
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Starbucks Corporation
2017 Proxy Statement

PROXY STATEMENT
STARBUCKS CORPORATION
2401 Utah Avenue South
Seattle, Washington 98134
We are making this proxy statement available to you on January 27, 2017 in connection with the solicitation of proxies by our board of directors for the Starbucks Corporation 2017 Annual Meeting of Shareholders. At Starbucks and in this proxy statement, we refer to our employees as “partners.” Also in this proxy statement, we sometimes refer to Starbucks as the “Company,” “we” or “us,” and to the 2017 Annual Meeting of Shareholders as the “2017 Annual Meeting.” When we refer to the
Company’s fiscal year, we mean the annual period ending on the Sunday closest to September 30 of the stated year. Information in this proxy statement for 2016 generally refers to our 2016 fiscal year, which was from September 28, 2015 through October 2, 2016 (“fiscal 2016”). Fiscal 2016 included 53 weeks with the additional week falling in our fourth fiscal quarter. Fiscal years 2015 and 2014 each included 52 weeks.

VOTING INFORMATION
Record Date. The record date for the Annual Meeting is January 12, 2017. On the record date, there were 1,457,306,678 shares of our common stock outstanding and there were no outstanding shares of any other class of stock.
Voting Your Proxy. Holders of shares of common stock are entitled to cast one vote per share on all matters. Proxies will be voted as instructed by the shareholder or shareholders granting the proxy. Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the Annual Meeting, the shares of Starbucks common stock represented by the proxy will be voted: (i) FOR the election of each of the fourteen director candidates nominated by the board of directors; (ii) FOR approval of the advisory resolution on our executive compensation; (iii) to conduct future advisory votes on executive compensation EVERY YEAR; (iv) FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 1, 2017 (“fiscal 2017”); (v) AGAINST the shareholder proposal regarding amendment to the Company’s proxy access bylaw; and (vi) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.
Revoking Your Proxy. If you are a registered shareholder (meaning, a shareholder who holds shares issued in his or her name and therefore appears on the share register) and have executed a proxy, you may revoke or change your proxy at any time before it is exercised by: (i) executing and delivering a later-dated proxy card to our corporate secretary prior to the Annual Meeting; (ii) delivering written notice of revocation of the proxy to our corporate secretary prior to the Annual Meeting; or (iii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the website, as may be applicable in the case of your earlier vote, and follow the directions for revoking or changing your vote. If your shares are held in the name of a broker, bank or other holder of record, you should follow the voting instructions you receive from the holder of record to revoke or change your vote.
Vote Required. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Starbucks common stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.
We have majority voting procedures for the election of directors in uncontested elections. If a quorum is present, a nominee for election to a position on the board of directors will be elected as a director if the votes cast for the nominee exceed the votes cast against the nominee. The term of any incumbent director who does not receive a majority of votes cast in an election held under the majority voting standard terminates on the earliest to occur of: (i) 90 days from the date on which the voting results of the election are certified; (ii) the date the board of directors fills the position; or (iii) the date the director resigns. If a quorum is present, approval of the advisory resolution on executive compensation, the results of the frequency of future advisory votes on executive compensation, ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm and approval of the shareholder proposal, and any other matters that properly come before the meeting, require that the votes cast in favor of such actions exceed the votes cast opposing such actions. The following will not be considered votes cast and will not count in determining the election of any director nominee or approval of the other proposals: (i) broker non-votes; (ii) a share whose ballot is marked as abstain; and (iii) a share otherwise present at the Annual Meeting but for which there is an abstention; and (iv) a share otherwise present at the Annual Meeting but which is not voted.

Starbucks Corporation
2017 Proxy Statement

VOTING INFORMATION
Unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted. Proxies and ballots will be received and tabulated by Broadridge Financial Services, our inspector of elections for the Annual Meeting.

Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible. Make sure to have your proxy card or voting instruction form (VIF) in hand.
using the Internet at www.proxyvote.com	calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903

scanning this QR code to vote with your mobile device	mailing your signed proxy or voting instruction form
Starbucks Corporation
2017 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS
Our board of directors currently has twelve members. In accordance with the Company’s Amended and Restated Bylaws, the board increased the size of the board to fourteen members. James G. Shennan, Jr. will retire from the board of directors immediately prior to the 2017 Annual Meeting in accordance with our Corporate Governance Principles and Practices’ mandatory retirement age requirements. The board of directors has nominated all of the remaining eleven directors and three additional persons, Rosalind Brewer, Jørgen Vig Knudstorp and Satya Nadella, for election at the 2017 Annual Meeting, to serve until the 2018 Annual Meeting of shareholders and until their respective successors have been elected and qualified. All of the current directors were elected at the 2016 Annual Meeting. Ms. Brewer and Mr. Nadella were first identified as possible director candidates by a third-party search firm and then recommended to the board for nomination by the Nominating and Corporate Governance Committee (“Nominating/Governance Committee”). Mr. Knudstorp was first identified as a possible director candidate by a non-management director and then recommended to the board for nomination by the Nominating/Governance Committee.
Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of the nominees, as listed below, each of whom has consented to serve as a director if elected. If, at the time of the Annual Meeting, any nominee is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the board of directors, unless the board chooses to reduce its own size. The board of directors has no reason to believe that any of the nominees will be unable or will decline to serve if elected. Proxies cannot be voted for more than fourteen persons since that is the total number of nominees.
Set forth below is certain information furnished to us by the director nominees. There are no family relationships among any of our current directors or executive officers. None of the corporations or other organizations referenced in the biographical information below is a parent, subsidiary or other affiliate of Starbucks.
We believe that our directors should satisfy a number of qualifications, including demonstrated integrity, a record of personal accomplishments, a commitment to participation in board activities and other traits discussed below in “Our Director Nominations Process.” We also endeavor to have a board representing a range of skills and depth of experience in areas that are relevant to and contribute to the board’s oversight of the Company’s global activities. Following the biographical information for each director nominee, we describe the key experience, qualifications and skills the director nominees bring to the board that, for reasons discussed below, are important in light of Starbucks businesses and structure. The board considered these experiences, qualifications and skills and the nominees’ other qualifications in determining to recommend that they be nominated for election.
•
Food and beverage industry experience. As the premier roaster, marketer and retailer of specialty coffee in the world, we seek directors who have knowledge of and experience in the food and beverage industry, which is useful in understanding our product development and retail and licensing operations.

•
Consumer products and foodservice experience. We seek directors with expertise in consumer products and foodservice as we continue to increase our focus on expanding our Channel Development business on a global scale.

•
Brand marketing experience. Brand marketing experience is important for our directors to have because of the importance of image and reputation in the specialty coffee business and our objective to maintain Starbucks standing as one of the most recognized and respected brands in the world.

•
International operations and distribution experience. Starbucks has a strong global presence. As of the end of fiscal 2016, the Company had operations in 75 countries around the world and had approximately 84,000 partners (employees) employed outside the United States. Accordingly, international operations and distribution experience is important for our directors to have, especially as we continue to expand globally and develop new channels of distribution.

•
Domestic and international public policy experience. We believe that it is important for our directors to have domestic and international public policy experience in order to help us address significant public policy issues, adapt to different business and regulatory environments and facilitate our work with governments all over the world.

•
Digital and social media experience. As a consumer retail company, it is important for our directors to have digital and social media experience which can provide insight and perspective with respect to our marketing, sales and customer service functions.

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Public company board experience. Directors who have served on other public company boards can offer advice and perspective with respect to board dynamics and operations, relations between the board and Starbucks management and other matters, including corporate governance, executive compensation and oversight of strategic, operational compliance-related matters and relations with shareholders.

•
Senior leadership experience. We believe that it is important for our directors to have served in senior leadership roles at other organizations, which demonstrates strong abilities to motivate and manage others, to identify and develop leadership qualities in others and to manage organizations.

Starbucks Corporation
2017 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS
NOMINEES
Howard Schultz
HOWARD SCHULTZ, 63, is the founder of Starbucks Corporation and currently serves as our chairman and chief executive officer. As previously announced, Mr. Schultz will step down as chief executive officer and assume the role of executive chairman on April 3, 2017. Mr. Schultz will continue to serve as chairman of the board in his new role.
Mr. Schultz has served as chairman of the board of directors since our inception in 1985, and in January 2008, he reassumed the role of president and chief executive officer. He served as president until March 2015. From June 2000 to February 2005, Mr. Schultz also held the title of chief global strategist. From November 1985 to June 2000, he served as chairman of the board and chief executive officer. From November 1985 to June 1994, Mr. Schultz also served as president. From January 1986 to July 1987, Mr. Schultz was the chairman of the board, chief executive officer and president of Il Giornale Coffee Company, a predecessor to the Company. From September 1982 to December 1985, Mr. Schultz was the director of retail operations and marketing for Starbucks Coffee Company, a predecessor to the Company. Mr. Schultz previously served on the Board of Directors of Groupon, Inc. through April 2012.

DIRECTOR QUALIFICATIONS:

•
Based on over 18 years in the U.S. Senate, Senator Bradley has a deep understanding of U.S. governmental and regulatory affairs, public policy and international relations. He is able to provide the board of directors with unique insights into Starbucks strategy, operations and business. Senator Bradley also has extensive experience in the private sector, including in consulting, financial services and media and communications. In addition, Senator Bradley brings to the board extensive experience as a director on the boards of other publicly traded companies, with knowledge in a number of important areas, including leadership and corporate governance.

Rosalind Brewer
ROSALIND BREWER, 54, was nominated by the board as a Starbucks director in January 2017. Ms. Brewer has served as President and Chief Executive Officer of Sam’s Club, a membership-only retail warehouse club and a division of Walmart, since February 2012. Walmart recently announced Ms. Brewer’s retirement from Walmart effective February 1, 2017. Previously, Ms. Brewer was Executive Vice President and President of Walmart’s East Business Unit from February 2011 to January 2012; Executive Vice President and President of Walmart South from February 2010 to February 2011; Senior Vice President and Division President of the Southeast Operating Division from March 2007 to January 2010; and Regional General Manager, Georgia Operations, from 2006 to February 2007. Prior to joining Walmart, Ms. Brewer was President of Global Nonwovens Division for Kimberly-Clark Corporation, a global health and hygiene products company, from 2004 to 2006 and held various management positions at Kimberly-Clark Corporation from 1984 to 2006. She serves on the Board of Directors for Lockheed Martin Corporation and is Chair of the Board of Trustees for Spelman College. Ms. Brewer formerly served as a director of Molson Coors Brewing Company.

DIRECTOR QUALIFICATIONS:

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As the founder of Starbucks, Mr. Schultz has demonstrated a record of innovation, achievement and leadership. This experience provides the board of directors with a unique perspective into the operations and vision for Starbucks. Through his experience as the chairman and chief executive officer, Mr. Schultz is also able to provide the board of directors with insight and information regarding Starbucks strategy, operations and business. In addition, Mr. Schultz brings to the board more than 30 years of experience with Starbucks and extensive experience in the food and beverage industry, brand marketing and international distribution and operations.

DIRECTOR QUALIFICATIONS:

•
Ms. Brewer brings to the board of directors extensive insight on large-scale operations and supply chain logistics based on her senior leadership positions as President and Chief Executive Officer of Sam’s Club and as Executive Vice President for Walmart, as well as extensive experience in consumer products and distribution. Ms. Brewer also brings to the board her vast experience in product development, product management, leadership, digital technology and innovation, and international operations and distribution.

William W. Bradley
WILLIAM W. BRADLEY, 73, has been a Starbucks director since June 2003. Since 2000, Senator Bradley has been a Managing Director of Allen & Company LLC, an investment banking firm. From 2001 until 2004, he acted as Chief Outside Advisor to McKinsey & Company’s non-profit practice. In 2000, Senator Bradley was a candidate for the Democratic nomination for President of the United States. He served as a Senior Advisor and Vice Chairman of the International Council of JP Morgan & Co. from 1997 through 1999. During that time, Senator Bradley also worked as an essayist for CBS Evening News, and as a Visiting Professor at Stanford University, the University of Notre Dame and the University of Maryland. Senator Bradley served in the U.S. Senate from 1979 until 1997, representing the State of New Jersey. Prior to serving in the U.S. Senate, he was an Olympic gold medalist in 1964, and from 1967 through 1977 he played professional basketball for the New York Knicks, during which time they won two world championships. Senator Bradley previously served on the Boards of Directors of Seagate Technology, Willis Group Holdings Limited and QuinStreet, Inc.

Starbucks Corporation
2017 Proxy Statement

Mary N. Dillon
MARY N. DILLON, 55, has been a Starbucks director since January 2016. Since July 2013, Ms. Dillon has served as Chief Executive Officer and a member of the Board of Directors of Ulta Salon, Cosmetics & Fragrance, Inc. (doing business as “Ulta Beauty”), a beauty products retailer. Prior to joining Ulta, she served as President and Chief Executive Officer and a member of the Board of Directors of United States Cellular Corporation, a provider of wireless telecommunications services, beginning in June 2010. Prior to joining U.S. Cellular, Ms. Dillon served as Global Chief Marketing Officer and Executive Vice President of McDonald’s Corporation from 2005 to 2010, where she led the company’s worldwide marketing efforts and global brand strategy. Prior to joining McDonald’s, Ms. Dillon held several positions of increasing responsibility at PepsiCo Corporation, including as President of the Quaker Foods division from 2004 to 2005 and as Vice President of Marketing for Gatorade and Quaker Foods from 2002 to 2004. Ms. Dillon previously served as a director of Target Corporation from 2007 to 2013.

Mellody Hobson
MELLODY HOBSON, 47, has been a Starbucks director since February 2005. Ms. Hobson has served as the President and a Director of Ariel Investments, LLC, a Chicago-based investment management firm since 2000, and as the Chairman since 2006 and a Trustee since 1993 of the mutual funds it manages. She previously served as Senior Vice President and Director of Marketing at Ariel Capital Management, Inc. from 1994 to 2000, and as Vice President of Marketing at Ariel Capital Management, Inc. from 1991 to 1994. Ms. Hobson works with a variety of civic and professional institutions, including serving as a Governance Board Member of the Chicago Public Education Fund and as Chairman of After School Matters, which provides Chicago teens with high quality out-of-school time programs. Ms. Hobson also serves on the Board of Directors of The Estee Lauder Companies, Inc. Additionally, she is on the Board of Governors of the Investment Company Institute. Ms. Hobson served on the Board of Directors of Groupon, Inc., through May 20, 2014, and on the Board of Directors of DreamWorks Animation SKG, Inc. until August 2016.

DIRECTOR QUALIFICATIONS:

•
As the president and a director of a large investment company, Ms. Hobson brings significant leadership, operational, investment and financial expertise to the board of directors. Ms. Hobson’s experience as an on-air CBS news contributor and analyst on finance and the economy provides insight into media and communications and public relations considerations. Ms. Hobson also brings to the board of directors valuable knowledge of corporate governance and similar issues from her service on other publicly traded companies’ boards of directors as well as her service on the Securities and Exchange Commission (“SEC”) Investment Advisory Committee, which advises the SEC on matters of concern to investors in the securities markets. In addition, Ms. Hobson has brand marketing experience through her service on the Board of Directors of The Estee Lauder Companies and her past service on the DreamWorks Animation Board prior to its acquisition by Comcast Corporation.

DIRECTOR QUALIFICATIONS:

•
As CEO of a large publicly-traded company and with her prior executive leadership experience, Ms. Dillon is able to provide the board with top-level leadership perspective in organizational management and operations. With 30 years of experience with large consumer-driven businesses, Ms. Dillon brings to the board her unique insights into the management of complex organizations in today’s challenging retail environment. She also possesses valuable knowledge and expertise in brand marketing and strategy.

Robert M. Gates
ROBERT M. GATES, 73, has been a Starbucks director since May 2012. Secretary Gates served in numerous roles in the Executive Branch of the U.S. government for nearly half a century, culminating as Secretary of Defense from December 2006 to June 2011. In October 2013, Secretary Gates was elected to the National Executive Board of the Boy Scouts of America. In May 2014, he was named its National President for a two-year term. In September 2011, Secretary Gates was named Chancellor of the College of William & Mary. From August 2002 to December 2006, he served as President of Texas A&M University. Secretary Gates has previously been a member of the Board of Directors of several companies, including Brinker International, Inc., NACCO Industries, Inc., Parker Drilling Company and the Board of Independent Trustees of the Fidelity Funds.
Kevin R. Johnson
KEVIN R. JOHNSON, 56, has served as our president and chief operating officer since March 2015 and has been a Starbucks director since March 2009. As previously announced, Mr. Johnson will assume the role of president and chief executive officer on April 3, 2017. Mr. Johnson served as Chief Executive Officer of Juniper Networks, Inc., a leading provider of high-performance networking products and services, from September 2008 to December 2013. He also served on the Board of Directors of Juniper Networks from September 2008 through February 2014. Prior to joining Juniper Networks, Mr. Johnson served as President, Platforms and Services Division for Microsoft Corporation, a worldwide provider of software, services and solutions. Mr. Johnson was a member of Microsoft’s Senior Leadership Team and held a number of senior executive positions over the course of his 16 years at Microsoft. Prior to joining Microsoft in 1992, Mr.  Johnson worked in International Business Machine Corp.’s systems integration and consulting business.

DIRECTOR QUALIFICATIONS:

•
Secretary Gates’ extensive career in various leadership roles in the executive branch of government provides the board of directors with invaluable perspective on domestic and international issues and risks affecting Starbucks business throughout the world. The board of directors also benefits from his leadership experience at large institutions that deal with problem solving in which many, often conflicting, public and private cultural, political, economic and other interests are involved. Additionally, his experience as a member of the board of directors of several public companies, including his roles as the chair of audit committees, strengthens the depth of corporate governance and risk assessment knowledge of the board.

Starbucks Corporation
2017 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS
DIRECTOR QUALIFICATIONS:

•
Mr. Johnson has extensive experience in the technology industry and is able to provide the board of directors with his unique insights into platforms for global integration of information systems as well as the use of technology in our brand marketing and media and communications efforts. Through his various senior leadership positions, including his experience as Chief Executive Officer of Juniper Networks and extensive senior executive experience with a large, multinational company, Mr. Johnson also has experience with the challenges inherent in managing a complex organization, leading global businesses focused on both consumer and business needs and utilizing technology to drive business productivity and experience.

DIRECTOR QUALIFICATIONS:

•
Mr. Nadella brings to the board of directors extensive experience in the technology industry and an understanding of how technology will be used and experienced around the world. He also provides the board with invaluable insight as we continue our focus on innovative ways to use technology to elevate our brand and grow our business. Mr. Nadella also brings insight and knowledge in international operations and distribution gained from his service as CEO and other senior leadership positions at one of the world’s largest public technology companies.

Joshua Cooper Ramo
JOSHUA COOPER RAMO, 48, has been a Starbucks director since May 2011. Since July 2015, Mr. Ramo has served as Co-Chief Executive Officer and Vice Chairman of Kissinger Associates, an advisory firm where he has served as Vice Chairman since 2011 and been employed since 2005. He was previously the Managing Partner for the Office of John L. Thornton, a corporate advisory specialist and an advisor to Goldman Sachs, from 2003 to 2005. Mr. Ramo spent his early career as a journalist, most recently with Time Magazine, from 1996 to 2003 serving as Senior Editor and Foreign Editor. He is a leading China scholar and has written several papers on China’s development that have been distributed in China and abroad. In 2008, Mr. Ramo served as China Analyst for NBC during the Summer Olympics in Beijing. He is the author of two New York Times best-selling books, “The Age of the Unthinkable” (2009) and “The Seventh Sense” (2016). Mr. Ramo has been a term member of the Council on Foreign Relations, Asia 21 Leaders Program, World Economic Forum’s Young Global Leaders and Global Leaders for Tomorrow, and co-founder of the U.S.-China Young Leaders Forum. He also serves on the Board of Directors of FedEx Corporation.

Jørgen Vig Knudstorp
JØRGEN VIG KNUDSTORP, 48, was nominated by the board as a Starbucks director in January 2017. Since January 2017, Mr. Knudstorp has served as Executive Chairman of the LEGO Brand Group, owner of the LEGO brand and controlling company of the LEGO Group, a leading manufacturer of construction toys. From October 2004 to December 2016, he served as President and Chief Executive Officer of the LEGO Group. He previously held various leadership positions at the LEGO Group from 2001 to 2004, including Senior Vice President, Corporate Affairs from 2003 to 2004; Vice President, Strategic Development in 2003; Senior Director, Global Strategic Development & Alliance Management from 2002 to 2003; and Director, Strategic Development from 2001 to 2002. Prior to joining the LEGO Group, Mr. Knudstorp served as a Management Consultant at McKinsey & Company from 1998 to 2001.

DIRECTOR QUALIFICATIONS:

•
Mr. Knudstorp’s top executive leadership experience at one of the world’s most renowned toy manufacturers, as well as recognizable brand, brings to the board of directors a record of innovation and senior leadership. Mr. Knudstorp brings to the board extensive global leadership experience and his unique insight and knowledge of brand and digital marketing, strategy, consumer products, and international operations and distribution.

DIRECTOR QUALIFICATIONS:

•
Mr. Ramo’s broad international experience provides the board of directors with his unique insights related to Starbucks strategy, operations and business as a global company. Mr. Ramo brings to the board significant commercial transaction experience from his Kissinger Associates role, as well as domestic and international public policy experience. Mr. Ramo has extensive knowledge in a number of important areas, including innovative problem-solving related to global risks and opportunities, particularly with regard to China.

Satya Nadella
SATYA NADELLA, 49, was nominated by the board as a Starbucks director in January 2017. Mr. Nadella has served as Chief Executive Officer and a member of the Board of Directors of Microsoft Corporation, a worldwide provider of software, since February 2014. He has held various leadership positions at Microsoft since joining Microsoft in 1992, including Executive Vice President, Cloud and Enterprise from July 2013 to February 2014; President, Server and Tools from 2011 to 2013; Senior Vice President, Online Services Division from 2009 to 2011; and Senior Vice President, Search, Portal, and Advertising from 2008 to 2009. Mr. Nadella’s roles also included Vice President of the Microsoft Business Division. Prior to joining Microsoft, Mr. Nadella was a member of the technology staff at Sun Microsystems, Inc. Mr.  Nadella was formerly on the Board of Directors Riverbed Technology, Inc. through February 2014.

Starbucks Corporation
2017 Proxy Statement

Clara Shih
CLARA SHIH, 35, has been a Starbucks director since December 2011. Ms. Shih is Chief Executive Officer and a Board Member of Hearsay Systems, Inc., an enterprise software company serving Fortune 500 brands that she co-founded in August 2009. From June 2006 to June 2009, she served as Product Management Director, AppExchange of salesforce.com, inc., an enterprise software company. From 2004 to 2006, she served as Associate, Strategy and Business Operations for Google, Inc. Previously, Ms. Shih was a software engineer at Microsoft Corporation. Ms. Shih, the creator of the first business application on Facebook, is the author of  “The Facebook Era” and “Social Business Imperative.” She has been named one of Businessweek’s Top Young Entrepreneurs, one of Fortune’s Most Powerful Women Entrepreneurs, and one of CNN Money’s “40 under 40: Ones to Watch.” She was also named a “Young Global Leader” by the World Economic Forum.

DIRECTOR QUALIFICATIONS:

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Mr. Teruel brings to the board extensive brand marketing experience and international distribution and operations experience from his various executive roles at a large, multinational consumer products company, including considerable product development, merchandising and marketing skills and perspectives. His international background provides unique insights relevant to Starbucks strategy, operations and business as a global company. Through his senior leadership and public company board experience, Mr. Teruel also possesses extensive knowledge in a number of important areas, including leadership, finance and risk assessment.

Myron E. Ullman, III
MYRON E. ULLMAN, III, 70, has been a Starbucks director since January 2003. Mr. Ullman served as Executive Chairman of J.C. Penney Company, Inc., a chain of retail department stores, from August 2015 to August 2016, when he retired. From April 2013 to August 2015, Mr. Ullman served as Chief Executive Officer and a member of the Board of Directors of J.C. Penney Company, Inc. Mr. Ullman had previously served as Executive Chairman of J.C. Penney Company, Inc., from November 2011 to January 2012, and as the Chairman of the Board of Directors and Chief Executive Officer from December 2004 to November 2011. Mr. Ullman served as Directeur General, Group Managing Director of LVMH Möet Hennessy Louis Vuitton, a luxury goods manufacturer and retailer, from July 1999 to January 2002. From January 1995 to June 1999, he served as Chairman and Chief Executive Officer of DFS Group Limited, a retailer of luxury branded merchandise. From 1992 to 1995, Mr. Ullman served as Chairman and Chief Executive Officer of R.H. Macy & Co., Inc. Mr. Ullman previously served on the Boards of Directors for Ralph Lauren Corporation, Saks, Inc. and Pzena Investment Management, Inc. He served as the Chairman of the Federal Reserve Bank of Dallas through the end of 2014. He currently serves on the Board of Directors of Taubman Centers, Inc.

DIRECTOR QUALIFICATIONS:

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Ms. Shih brings to the board social media, digital, and mobile expertise, brand marketing, innovation and entrepreneurial experience from her position with Hearsay, as well as her prior experience at other technology companies. She provides unique insights to Starbucks related to technology innovation and growth of business on social networking sites across marketing, sales, customer service, recruiting and R&D functions.

Javier G. Teruel
JAVIER G. TERUEL, 66, has been a Starbucks director since September 2005. Mr. Teruel served as Vice Chairman of Colgate-Palmolive Company, a consumer products company, from July 2004 to April 2007, when he retired. Prior to being appointed Vice Chairman, Mr. Teruel served as Colgate-Palmolive’s Executive Vice President responsible for Asia, Central Europe, Africa and Hill’s Pet Nutrition. After joining Colgate in Mexico in 1971, Mr. Teruel served as Vice President of Body Care in Global Business Development in New York and President and General Manager of Colgate-Mexico. He also served as President of Colgate-Europe, and as Chief Growth Officer responsible for the company’s growth functions. Mr. Teruel currently serves as a Partner of Spectron Desarrollo, SC, an impact investment and consulting firm and as Chairman of Alta Growth Capital, a private equity firm. He previously served on the Boards of Directors of The Pepsi Bottling Group, Inc. and Corporaciòn Geo S.A.B. de C.V. He currently serves on the Boards of Directors of J.C. Penney Company, Inc. and Nielsen Holdings plc.

DIRECTOR QUALIFICATIONS:

•
Through Mr. Ullman’s senior leadership and public company board experience with U.S. and international retailers, he brings to the board of directors extensive knowledge in important areas, including leadership of global businesses, finance, executive compensation, risk assessment and compliance. He also brings to the board brand marketing experience and international distribution and operations experience from his roles at major U.S. and international retailers, as well as insights and perspectives from positions he has held in the technology and real estate industries and the public sector. Mr. Ullman’s experiences as chairman and chief executive officer of various entities during his career provide the board of directors with insight into the challenges inherent in managing a complex organization.

Starbucks Corporation
2017 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS
Craig E. Weatherup
CRAIG E. WEATHERUP, 71, has been a Starbucks director since February 1999. Mr. Weatherup worked for PepsiCo, Inc. for 24 years and served as Chief Executive Officer of its worldwide Pepsi-Cola business and President of PepsiCo, Inc., retiring in 1999. He also led the initial public offering of The Pepsi Bottling Group, Inc., where he served as Chairman and Chief Executive Officer from March 1999 to January 2003. Mr. Weatherup also serves on the Board of Directors of Macy’s, Inc.
DIRECTOR QUALIFICATIONS:

•
Through Mr. Weatherup’s public company board experience from his service on the Board of Directors of Macy’s, as well as his prior senior leadership experience as a chairman and chief executive officer, he is able to bring to the board of directors extensive knowledge in important areas, including finance, leadership, executive compensation, corporate governance, risk assessment and compliance. In addition, Mr. Weatherup brings to the board food and beverage industry experience, as well as brand marketing experience and international distribution and operations experience from his prior role as chief executive officer of a large, global food and beverage business. Mr. Weatherup also possesses valuable knowledge of and insight into Starbucks business and operations from his 17 years of service as a member of our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.
Starbucks Corporation
2017 Proxy Statement

CORPORATE GOVERNANCE
SHAREHOLDER ENGAGEMENT
We have a long-standing history of actively engaging with our shareholders.
We believe that strong corporate governance should include year-round engagement with our shareholders. We have a long-standing, robust shareholder outreach program led by a cross-functional team including partners from our Investor Relations, Total Rewards, Law & Corporate Affairs and Global Responsibility departments.
Through this outreach, we solicit feedback on our executive compensation program, corporate governance and disclosure practices and respond to questions regarding our Global Responsibility programs and goals. We share feedback we receive with our Compensation Committee and board of directors as demonstrated below.

Winter/Spring
• Publish Annual Report and proxy statement
• Active outreach with top investors to discuss important items to be considered at Annual Meeting of Shareholders
• Annual Meeting of Shareholders
Summer
• Review results from our most recent Annual Meeting
• Share investor feedback with Compensation Committee and board of directors
• Evaluate proxy season trends, corporate governance best practices, regulatory developments and our current practices
Fall
• Active outreach with top investors to understand their priorities for corporate governance and executive compensation
• Share investor feedback with Compensation Committee and board of directors
• Board of directors considers investor feedback received throughout the year

As part of our normal outreach, during 2016 we reached out to our top shareholders and had conversations with corporate governance contacts representing over 30% of our shares outstanding. Additionally, our senior management team, including our chairman and ceo, our president and coo, and our cfo, regularly engage in meaningful dialogue with our shareholders through our quarterly earnings calls and other channels for communication.
In recent years, shareholder feedback has also influenced certain of our compensation design and philosophy changes, including most recently minimizing the use of special equity grants, and in prior years replacing EPS as a performance measure under our EMBP with adjusted net revenue (recognizing that EPS remains a performance measure under our performance RSUs), and lengthening the performance period under our performance RSU design from one year to two years.
Shareholder Feedback on Proxy Access
At our 2016 Annual Meeting, a shareholder proposal to adopt a proxy access bylaw was supported by a majority of the shares that voted on the proposal. In our subsequent discussions with shareholders; who collectively held more than 30% of our shares outstanding regarding the form of proxy access to be adopted, we sought and received the following feedback:
•
While shareholders were not unanimous in their view, they generally supported the concept of proxy access;

•
Shareholder views on specific terms under which proxy access should be adopted varied, but most shareholders we spoke with supported the core terms that we adopted (3% ownership threshold for 3 years, a nomination right of the greater of 2 or 20% of the board and a limit of 20 shareholders who may aggregate their holdings to meet the 3% ownership threshold); and

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2017 Proxy Statement

CORPORATE GOVERNANCE
•
Most shareholders also generally supported the “secondary” proxy access bylaw terms and limitations that were discussed and that our board ultimately adopted, including counting multiple investment funds under common management as one shareholder, counting shares on loan toward satisfying the ownership threshold if the shareholder has the right to recall the shares within five business days’ notice and prohibiting third party compensation for director services.

Upon the recommendation of our Nominating/Governance Committee and management’s recommendations based on various factors including the results of the shareholder outreach summarized above, our board amended our Bylaws in September of 2016 to implement proxy access. As amended, our Bylaws permit a shareholder, or a group of up to 20 shareholders, owning three percent or more of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to two individuals or 20% of the board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws.

BOARD LEADERSHIP
The board of directors is responsible for overseeing the exercise of corporate power and seeing that Starbucks business and affairs are managed to meet the Company’s stated goals and objectives and that the long-term interests of the shareholders are served.
Howard Schultz currently serves as the chairman of the board and our chief executive officer. Myron E. Ullman, III, a non-employee independent director, was elected the lead independent director pursuant to our Corporate Governance Principles and Practices, effective March 23, 2016. Mr. Ullman’s term as lead independent director expires at the board meeting immediately following the 2018 Annual Meeting of Shareholders. Directors are limited to serving two consecutive two-year terms in that role.
Our board leadership structure supports the independence of our non-management directors. The independent directors meet in an executive session at each board meeting, and each of the standing board committees (discussed below) is comprised solely of and led by independent directors. The lead independent director presides at the scheduled executive sessions of independent directors as well as all meetings of the board at which the chairman is not present. The lead independent director and the chairman each has the authority to call meetings of the independent directors and of the entire board. Pursuant to our Corporate Governance Principles and Practices, the duties of the lead independent director also include:
•
serving as a liaison between the independent directors and the chairman of the board;

•
approving the scheduling of board meetings, as well as the agenda and materials for each board meeting and executive session of the independent directors;

•
approving and coordinating the retention of advisors and consultants to the board; and

•
such other responsibilities as the independent directors may designate from time to time.

The board of directors believes that it should maintain flexibility to select Starbucks chairman and board leadership structure from time to time, and our policies do not preclude the chief executive officer from also serving as chairman of the board. Mr. Schultz, our current ceo, has served in both positions and will do so until he steps down as ceo on April 3, 2017. On that date, we will separate the roles of chairman and ceo as Mr. Schultz becomes executive chairman of the Company and Mr. Johnson assumes the role of president and ceo. Mr. Schultz will continue to serve as chairman of the board in his new role.
The board of directors believes that Mr. Schultz continuing to serve as chairman of the board, while Mr. Ullman maintains his role as the lead independent director, will allow the board to continue to benefit from Mr. Schultz’s in-depth knowledge of Starbucks business and industry as well as his leadership in formulating and implementing strategic initiatives that will focus on innovation, design and development of Starbucks Reserve® Roasteries around the world, expansion of the Starbucks Reserve® retail store format and the company’s social impact initiatives, while the role given to our lead independent director will maintain a strong, independent and active board.

Starbucks Corporation
2017 Proxy Statement

RISK OVERSIGHT
The board of directors has overall responsibility for risk oversight, including, as part of regular board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the board of directors in reviewing Starbucks business strategy is an integral aspect of the board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.
While the full board has overall responsibility for risk oversight, the board has delegated oversight responsibility related to certain risks to the Audit and Compliance Committee (the “Audit Committee”) and the Compensation and Management Development Committee (the “Compensation Committee”). The Audit Committee is responsible for reviewing and discussing with management the Company’s major and emerging risk exposures, including financial, operational, technology, privacy, data and physical security, disaster recovery and business ethics and compliance, food safety, legal and regulatory risks; the steps the Company has taken to monitor and control such exposures; and the Company’s risk assessment and risk management policies. The chair of the Audit Committee regularly reports to the board the substance of such reviews and discussions. Further, in 2016, the Company established the Risk Management Committee which is co-managed by Starbucks chief financial officer and general counsel. The Risk Management Committee is focused on risks facing the Company, including strategic risks, market risks, internal control risks and operational risks and provides information to the Audit Committee at its regularly scheduled meetings.
The Audit Committee also receives regular reports from management including our chief ethics and compliance officer, vice president and controller and vice president of Internal Audit on risks facing the Company at its regularly scheduled meetings and other reports as requested by the Audit Committee from time to time. The Compensation Committee is responsible for reviewing and overseeing the management of any potential material risks related to Starbucks compensation policies and practices. The Compensation Committee reviews a summary and assessment of such risks annually and in connection with discussions of various compensation elements and benefits throughout the year.
The board’s role in risk oversight has not resulted in any additional changes to the board’s leadership structure.

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE AND OTHER MATTERS
Our board of directors has determined that each of the following directors and director nominees is an “independent director” as such term is defined under NASDAQ rules:
William W. Bradley	Joshua Cooper Ramo
Rosalind Brewer	James G. Shennan, Jr. (retiring immediately prior
Mary N. Dillon	to the Annual Meeting)
Robert M. Gates	Clara Shih
Mellody Hobson	Javier G. Teruel
Jørgen Vig Knudstorp	Myron E. Ullman, III
Satya Nadella	Craig E. Weatherup
In determining that Ms. Brewer and Mr. Nadella are independent, the board considered payments in the ordinary course of business in each of the past three years between Starbucks and public companies where they serve as executive officers (and in Mr. Nadella’s case, as a director as well), which in each case were for amounts representing less than 2% of the annual revenues of the company receiving the payments and do not constitute related party transactions under SEC rules. In addition, the board determined that Mr. Olden Lee qualified as an “independent director” under NASDAQ rules during his term of service as a director in 2016. In determining that Mr. Lee is independent, the board considered that he previously served, at the request of Starbucks, as our interim executive vice president, Partner Resources. Mr. Lee served in this interim role for less than a year from April 2009 to March of 2010. The board determined that these transactions would not interfere with the director or director nominee’s exercise of independent judgement in carrying out his or her responsibilities as a director.

Starbucks Corporation
2017 Proxy Statement

CORPORATE GOVERNANCE
BOARD COMMITTEES AND RELATED MATTERS
During fiscal 2016, our board of directors had three standing committees: the Audit Committee, the Compensation Committee and the Nominating/Governance Committee. The board of directors, upon recommendation of the Nominating/Governance Committee, makes committee and committee chair assignments annually at its meeting immediately preceding the annual meeting of shareholders, although further changes to committee assignments are made from time to time as deemed appropriate by the board. The committees operate pursuant to written charters, which are available on our website at www.starbucks.com/about-us/company-information/corporate-governance.
The current composition of each board committee is set forth below. As stated above, Mr. Shennan will not stand for re-election.

Director	Audit and Compliance Committee	Compensation and Management Development Committee	Nominating and Corporate Governance Committee	Board of Directors
Howard Schultz
William W. Bradley
Mary N. Dillon*
Robert M. Gates
Mellody Hobson
Kevin R. Johnson
Olden Lee**
Joshua Cooper Ramo
James G. Shennan, Jr.
Clara Shih
Javier G. Teruel
Myron E. Ullman, III
Craig E. Weatherup
Fiscal 2016 Meetings	9	6	6	7
Chair	Member
*
Ms. Dillon was appointed to the board of directors and Compensation Committee on January 4, 2016.

**
Mr. Lee retired from the board on March 23, 2016.

Starbucks Corporation
2017 Proxy Statement

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS, ANNUAL MEETING
During fiscal 2016, each director attended at least 75% of all meetings of the board and board committees on which he or she served (held during the period that such director served). Our Corporate Governance Principles and Practices require each board member to attend our annual meeting of shareholders except for absences due to causes beyond the reasonable control of the director. All 12 of the directors who then served on the board attended our 2016 Annual Meeting of Shareholders.

AUDIT AND COMPLIANCE COMMITTEE

Audit and Compliance Committee Committee Members – Mellody Hobson – Robert M. Gates – Joshua Cooper Ramo – Javier G. Teruel – Craig E. Weatherup Number of meetings in 2016: 9
The Audit Committee annually reviews and reassesses the adequacy of its charter. As more fully described in its charter, the primary responsibilities of the Audit Committee are to:
•
oversee our accounting and financial reporting processes, including the review of the Company’s quarterly and annual financial results;

•
appoint the Company’s independent registered public accounting firm and oversee the relationship; including monitoring the auditor’s independence and reviewing the scope of the auditor’s work, including pre-approval of audit and non-audit services;

•
review the annual audit and quarterly review processes with management and the independent registered public accounting firm;

•
review management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and the independent registered public accounting firm’s related attestation;

•
oversee the Company’s internal audit function, including review of internal audit staffing and review of the internal audit plan;

•
review and approve or ratify all transactions with related persons and potential conflicts of interests that are required to be disclosed in the proxy statement; and

•
review periodically and discuss with management the Company’s major and emerging risk exposures, including financial, operational, privacy, security, disaster recovery and business continuity, business ethics and compliance, food safety and legal and regulatory risks, the steps the Company has taken to monitor and control such exposures, and the Company’s risk assessment and risk management policies; and regularly report to the board the substance of such reviews and discussions

Chair Audit Committee Financial Expert	Each of Ms. Hobson and Messrs. Gates, Ramo, Teruel and Weatherup
currently: (i) meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” as defined by NASDAQ rules; and (ii) meets NASDAQ’s financial knowledge and sophistication requirements. Each of Ms. Hobson and Messrs.
Teruel and Weatherup have been determined by the board of directors to be an “audit committee financial expert” under SEC rules. The “Audit and
Compliance Committee Report” describes in more detail the Audit Committee’s responsibilities with regard to our financial statements and its interactions with our independent auditor, Deloitte & Touche LLP.

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2017 Proxy Statement

CORPORATE GOVERNANCE
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

 Compensation and
 Management Development
 Committee
Committee Members
 –
Myron E. Ullman, III

 –
Mary N. Dillon

 –
Olden Lee*

 –
James G. Shennan, Jr.

 –
Clara Shih

 –
Javier G. Teruel

Number of meetings in 2016: 6
*
Mr. Lee retired from the board on March 23, 2016

The Compensation Committee annually reviews and reassesses the adequacy of its charter. As more fully described in its charter, the primary responsibilities of the Compensation Committee are to:
•
conduct an annual review of and recommend to the independent directors of the board for their review and approval the compensation package for the chairman and chief executive officer;

•
conduct an annual review and approve the compensation package for the Company’s executive officers and senior officers (as defined in its charter);

•
annually review and approve objective performance measures and performance targets for all executive officers and senior officers participating in the annual incentive bonus plan and long-term incentive plans, and certify achievement of performance measures after the measurement period;

•
approve, modify and administer partner-based equity plans, the Executive Management Bonus Plan and deferred compensation plans;

•
after consulting with the independent directors, together with the chair of the Nominating/Governance Committee, the chair of the Compensation Committee annually reviews the performance of our chairman and chief executive officer and meets with him to share the findings of the review;

•
annually review and approve our management development and succession planning practices and strategies;

•
annually review and approve the Company’s peer group companies and review market data;

•
provide recommendations to the board of directors on compensation-related proposals to be considered at the Company’s annual meeting, including Say-on-Pay and any related shareholder feedback;

•
determine management stock ownership guidelines and periodically review ownership levels for compliance; and

•
annually review a report from management regarding potential material risks, if any, created by the Company’s compensation policies and practices and inform the board of any necessary actions.

Chair
Messrs. Lee, Shennan, Teruel and Ullman and Ms. Dillon and Ms. Shih served on the Compensation Committee during fiscal 2016. Mr. Lee ceased membership on the Compensation Committee upon his retirement from the board in March 2016. At least annually, the Compensation Committee reviews and approves our executive compensation strategy and principles to confirm that they are aligned with our business strategy and objectives, shareholder interests, desired behaviors and corporate culture.
The Compensation Committee’s charter allows it to delegate its authority to subcommittees of the Committee, as may be necessary or appropriate. In
March 2010, the Compensation Committee formed a special subcommittee, the Performance Compensation Subcommittee (the “Subcommittee”), which was responsible for establishing, administering, reviewing and approving any award intended to qualify for the “performance-based compensation” exception of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). In fiscal
2016, the Subcommittee was comprised of: Messrs. Shennan, Teruel and
Ullman and Ms. Shih. Each member of the Subcommittee met applicable independence requirements as prescribed by NASDAQ, the SEC and the
Internal Revenue Service. Since Mr. Lee was an executive officer of the
Company for a period of time, he did not sit on the Subcommittee and did not vote on performance-based compensation. From March 2010 until Mr. Lee’s retirement from the board in March 2016, all decisions related to performance-
based compensation were made by the Subcommittee. The Compensation
Committee assumed the responsibilities of the Subcommittee following
Mr. Lee’s retirement from the board.

Starbucks Corporation
2017 Proxy Statement

Management’s Role in the Executive Compensation Process
Mr. Schultz, our chairman and chief executive officer, Scott Pitasky, our executive vice president, chief Partner Resources officer and other key members of our human resources function (“Partner Resources”) each help support the Compensation Committee’s executive compensation process and regularly attend portions of committee meetings. As part of the executive compensation process, Mr. Schultz provides his perspective to the Compensation Committee regarding the performance of his Senior Leadership Team, which includes all of our executive officers and certain other senior officers of the Company. Members of the Partner Resources team present recommendations to the Compensation Committee on the full range of annual executive compensation decisions, including (i) annual and long-term incentive compensation programs; (ii) target competitive positioning of executive compensation; and (iii) target total direct compensation for each executive officer. These recommendations are developed in consultation with Mr. Schultz and are accompanied by market data.
In accordance with NASDAQ rules, Mr. Schultz was not present when his compensation was being discussed or approved and did not vote on executive compensation matters, and neither he nor other members of management attended executive sessions of the Compensation Committee.
The Role of Consultants in the Executive Compensation Process
For fiscal 2016, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”) as its outside independent compensation consultant. The Compensation Committee’s consultant regularly attends committee meetings and attends executive sessions as requested by the Compensation Committee’s chair. Without the Compensation Committee’s prior approval, F.W. Cook will not perform any services for Starbucks management, although the Compensation Committee has directed that F.W. Cook work in cooperation with management as required to gather and review information necessary to carry out its obligations. During fiscal 2016, F.W. Cook did not perform any services for Starbucks other than making recommendations with respect to executive compensation under its engagement by the Compensation Committee. Its tasks also included reviewing, validating and providing input on information, programs and recommendations made by management and Willis Towers Watson.
For more information about the Compensation Committee’s activities, see “Compensation Discussion and Analysis” and “Compensation Committee Report.”
Compensation Committee Interlocks and Insider Participation
Messrs. Lee, Shennan, Teruel and Ullman and Ms. Dillon and Ms. Shih served on the Compensation Committee during fiscal 2016. As discussed above, Mr. Lee served as our interim executive vice president, Partner Resources for a portion of fiscal 2010. Mr. Lee rejoined the Compensation Committee in April 2010 as an independent director under the applicable NASDAQ independence requirements.
Compensation Consultant Independence
In furtherance of maintaining the independence of the Compensation Committee’s compensation consultant, the Committee has the sole authority to retain, terminate and obtain the advice of F.W. Cook (at the Company’s expense). Further, as discussed above, the Compensation Committee’s compensation consultant will not perform any services for Starbucks management unless approved in advance by the Committee.
In connection with its engagement of F.W. Cook, the Compensation Committee considered various factors bearing upon F.W. Cook’s independence including, but not limited to, the amount of fees received by F.W. Cook from Starbucks as a percentage of F.W. Cook’s total revenue, F.W. Cook’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact F.W. Cook’s independence. After reviewing these and other factors, the Compensation Committee determined that F.W. Cook was independent and that its engagement did not present any conflicts of interest. F.W. Cook also determined that it was independent from management and confirmed this in a written statement delivered to the chair of the Compensation Committee.

SUCCESSION PLANNING
Senior Management Succession Planning
In light of the critical importance of executive leadership to Starbucks success, we have an annual succession planning process. This process is enterprise wide for managers up to and including our chief executive officer.
Our board of directors’ involvement in our annual succession planning process is outlined in our Corporate Governance Principles and Practices. The Principles provide that each year, the chair of the Compensation Committee, together with the chairman and chief executive officer, will review succession plans with the board, and provide the board with a recommendation as to succession in the event of each senior officer’s termination of employment with Starbucks for any reason (including death or disability).
Our Compensation Committee, pursuant to its charter, annually reviews and discusses with the panel of independent directors of the board the performance of the executive officers and senior officers of the Company and the succession plans for each such officer’s position including recommendations and evaluations of potential successors to fill these positions. The Compensation Committee also conducts an annual review of, and

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2017 Proxy Statement

CORPORATE GOVERNANCE
provides approval for, our management development and succession planning practices and strategies.
ceo Succession Planning
Our ceo provides an annual review to the board of directors assessing the members of the Senior Leadership Team and their potential to succeed him. This review, which is developed in consultation with our chief Partner Resources officer, and the chair of our Compensation
Committee, includes a discussion about development plans for the Company’s executive officers and senior officers to help prepare them for future succession and contingency plans in the event of our ceo’s termination of employment with Starbucks for any reason (including death or disability) as well as our ceo’s recommendation as to his successor. The full board has the primary responsibility to develop succession plans for the ceo position.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

 Nominating and Corporate
 Governance Committee
Committee Members
 –
Craig E. Weatherup

 –
William W. Bradley

 –
Robert M. Gates

 –
Joshua Cooper Ramo

 –
James G. Shennan, Jr.

 –
Clara Shih

Number of meetings in 2016: 6

The Nominating/Governance Committee annually reviews and reassesses the adequacy of its charter. As described more fully in its charter, the Nominating/Governance Committee is responsible for providing leadership with respect to the corporate governance of Starbucks and advising and making recommendations to the board of directors regarding candidates for election as directors of the Company. Among its specific duties, the Nominating/Governance Committee:
•
makes recommendations to the board about our corporate governance processes;

•
assists in identifying and screening board candidates;

•
administers the Director Nominations Policy;

•
considers shareholder nominations to the board;

•
makes recommendations to the board regarding membership and chairs of the board’s committees;

•
oversees the annual evaluation of the effectiveness of the board and each of its committees;

•
biennially recommends the board’s lead independent director;

•
biennially reviews the type and amount of board compensation for independent directors;

•
annually reviews the Company’s corporate political contributions and expenditures to confirm alignment with Company policies and values; and

•
annually reviews and assesses the effectiveness of the Company’s environmental and social responsibility policies, goals and programs through the annual Global Responsibility Report, and makes recommendations as deemed appropriate based on such review and assessment.

Chair
The Nominating/Governance Committee also annually assists the board of directors with its affirmative independence and expertise determinations.
After consulting with the independent directors of the board, the chair of the
Nominating/Governance Committee, together with the chair of the
Compensation Committee, annually reviews the performance of our chairman and chief executive officer and meets with him to share the findings of the review.

Starbucks Corporation
2017 Proxy Statement

OUR DIRECTOR NOMINATIONS PROCESS
Our Policy on Director Nominations is available at www.starbucks.com/about-us/company-information/corporate-governance. The purpose of the nominations policy is to describe the process by which candidates are identified and assessed for possible inclusion in our recommended slate of director nominees (the “candidates”). The nominations policy was approved by the full board of directors and is administered by the Nominating/Governance Committee.
Minimum Criteria for Board Members
Each candidate must possess at least the following specific minimum qualifications:
•
each candidate shall be prepared to represent the best interests of all shareholders and not just one particular constituency;

•
each candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field;

•
no candidate, or family member (as defined in NASDAQ rules) or affiliate or associate (as defined in federal securities laws) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of Starbucks;

•
each candidate shall be prepared to participate fully in board activities, including active membership on at least one board committee and attendance at, and active participation in, meetings of the board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Nominating/Governance Committee’s sole judgment, interfere with or limit his or her ability to do so; and

•
each candidate shall be willing to make, and financially capable of making, the required investment in our stock in the amount and within the time frame specified in the director stock ownership guidelines described in this proxy statement.

Desirable Qualities and Skills
In addition, the Nominating/Governance Committee also considers it desirable that candidates possess the following qualities or skills:
•
each candidate should contribute to the board of directors’ overall diversity — diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics;

•
each candidate should contribute positively to the existing chemistry and collaborative culture among board members; and

•
each candidate should possess professional and personal experiences and expertise relevant to our goal of being one of the world’s leading consumer brands. At this stage of our development, relevant experiences might include, among other things, sitting CEO of a large global company, large-company CEO experience, international CEO experience, senior-level international experience, senior-level multi-unit small box retail or restaurant experience and relevant senior-level expertise in one or more of the following areas: finance, accounting, sales and marketing, organizational development, information technology, social media and public relations.

The Nominating/Governance Committee is responsible for reviewing the appropriate skills and characteristics required of directors in the context of prevailing business conditions and existing competencies on the board, and for making recommendations regarding the size and composition of the board, with the objective of having a board that brings to Starbucks a variety of perspectives and skills derived from high quality business and professional experience. The Nominating/Governance Committee’s review of the skills and experience it seeks in the board as a whole, and in individual directors, in connection with its review of the board’s composition, enables it to assess the effectiveness of its goal of achieving a board with a diversity of experiences. The Nominating/Governance Committee considers these criteria when evaluating director nominees in accordance with the procedures set forth below.
Internal Process for Identifying Candidates
The Nominating/Governance Committee has two primary methods for identifying candidates (other than those proposed by shareholders, as discussed below). First, on a periodic basis, the Nominating/Governance Committee solicits ideas for possible candidates from a number of sources: members of the board; senior-level Starbucks executives; individuals personally known to the members of the board; and research, including database and Internet searches.
Second, the Nominating/Governance Committee may from time to time use its authority under its charter to retain at the Company’s expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms), as it did during 2015. The search firm retained by the Nominating/Governance Committee in 2015, and which continued its work during 2016, was asked to identify possible candidates who meet the minimum and desired qualifications being sought in candidates, to interview and screen such candidates (including conducting reference checks), and assist in scheduling candidate interviews with board members.
The nominations policy divides the process for candidates proposed by shareholders into the general nomination right of all shareholders and proposals by “qualified shareholders” (as described below).

Starbucks Corporation
2017 Proxy Statement

CORPORATE GOVERNANCE
General Nomination Right of All Shareholders
Any registered shareholder may nominate one or more persons for election as a director at an annual meeting of shareholders if the shareholder complies with the advance notice, information and consent provisions contained in our bylaws. See “Proposals of Shareholders” below for more information.
The procedures described in the next paragraph are meant to establish an additional means by which certain shareholders can contribute to our process for identifying and evaluating candidates and is not meant to replace or limit shareholders’ general nomination rights in any way.
Director Recommendations by Qualified Shareholders
In addition to those candidates identified through its own internal processes, in accordance with the nominations policy, the Nominating/Governance Committee will evaluate a candidate proposed by any single shareholder or group of shareholders that has beneficially owned more than 5% of our common stock for at least one year (and will hold the required number of shares through the annual meeting of shareholders) and that satisfies the notice, information and consent provisions in the nominations policy (a “qualified shareholder”). Any candidate proposed by a qualified shareholder must be independent of the qualified shareholder in all respects as determined by the Nominating/Governance Committee or by applicable law. Any candidate submitted by a qualified shareholder must also meet the definition of an “independent director” under NASDAQ rules.
In order to be considered by the Nominating/Governance Committee for an upcoming annual meeting of shareholders, notice from a qualified shareholder regarding a potential candidate must be received by the Nominating/Governance Committee not less than 120 calendar days before the anniversary of the date of our proxy statement released to shareholders in connection with the previous year’s annual meeting.
Evaluation of Candidates
The Nominating/Governance Committee will consider and evaluate all candidates identified through the processes described above, including incumbents and candidates proposed by qualified shareholders, based on the same criteria.
Future Revisions to the Nominations Policy
The nominations policy is intended to provide a flexible set of guidelines for the effective functioning of our director nominations process. The Nominating/Governance Committee intends to review the nominations policy at least annually and anticipates that modifications will be necessary from time to time as our needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating/Governance Committee may amend the nominations policy at any time, in which case the most current version will be available on our website.
Proxy Access
In addition, our bylaws permit a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Company’s outstanding shares of common stock continuously for at least three years, to nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of two nominees or 20% of the board, subject to the requirements specified in our bylaws.

CORPORATE GOVERNANCE MATERIALS AVAILABLE ON THE STARBUCKS WEBSITE
Our Corporate Governance Principles and Practices are intended to provide a set of flexible guidelines for the effective functioning of the board of directors and are reviewed regularly and revised as necessary or appropriate in response to changing regulatory requirements, evolving best practices and other considerations. They are posted on the Corporate Governance section of our website at www.starbucks.com/about-us/company-information/corporate-governance.
In addition to our Corporate Governance Principles and Practices, other information relating to corporate governance at Starbucks is available on the Corporate Governance section of our website, including:
•
Restated Articles of Incorporation

•
Amended and Restated Bylaws

•
Audit and Compliance Committee Charter

•
Compensation and Management Development Committee Charter

•
Nominating and Corporate Governance Committee Charter

•
Policy on Director Nominations

•
Standards of Business Conduct (applicable to directors, officers and partners)

•
Code of Ethics for CEO and Finance Leaders

•
Procedure for Communicating Complaints and Concerns

•
Audit and Compliance Committee Policy for Pre-Approval of Independent Auditor Services

You may obtain copies of these materials, free of charge, by sending a written request to: executive vice president, general counsel and secretary, Starbucks Corporation, 2401 Utah Avenue South, Mail Stop S-LA1, Seattle, Washington 98134. Please specify which documents you would like to receive.

Starbucks Corporation
2017 Proxy Statement

CONTACTING THE BOARD OF DIRECTORS
The Procedure for Communicating Complaints and Concerns describes the manner in which interested persons can send communications to our board of directors, the committees of the board and to individual directors and describes our process for determining which communications will be relayed to board members. Interested persons may telephone their feedback by calling the Starbucks Audit line at 1-800-300-3205 or sending written communications to the board, committees of the board and individual directors by mailing those communications to our third-party service provider for receiving these communications at:
Starbucks Corporation
P.O. Box 34507
Seattle, Washington 98124
Shareholders may address their communication to an individual director, to the Board of Directors, or to one of our board committees.

Starbucks Corporation
2017 Proxy Statement

COMPENSATION OF DIRECTORS
FISCAL 2016 COMPENSATION PROGRAM FOR NON-EMPLOYEE DIRECTORS
For fiscal 2016, the annual compensation program for non-employee directors provided for a total of  $260,000 per year comprised of one or more of the following (as selected by the director each year): (i) cash (up to 50%); (ii) stock options; and (iii) time-based restricted stock units (“RSUs”). The $260,000 total annual compensation amount was an increase from the $240,000 total annual compensation amount for fiscal 2015 and the first increase since 2011. The design of the program remains the same. New non-employee directors are entitled to payment of a pro-rated portion of the annual non-employee director compensation based on the number of days remaining in the fiscal year from the date the director joins the board. Such compensation may be in the form of stock options, time-based RSUs or a combination thereof  (as selected by the director).
When the Nominating/Governance Committee considered and ultimately recommended the fiscal 2016 non-employee director compensation, the Nominating/Governance Committee reviewed competitive data prepared by Towers Watson for the same peer group used to benchmark executive compensation for fiscal 2015 (disclosed in the proxy statement for the 2016 Annual Meeting of Shareholders). The level of non-employee director total compensation for fiscal 2016 was in the 75th percentile among peer companies and the board believed that the level was appropriate to attract and retain top board candidates.
Our non-employee directors are expected to satisfy stock ownership guidelines of  $480,000, as discussed below under the caption “Director Stock Ownership Guidelines.”
Stock options have an exercise price equal to the closing market price of our common stock on the grant date. Annual stock option and RSU grants vest one year after the date of grant. Stock options and RSUs granted to non-employee directors generally cease vesting as of the date he or she no longer serves on the board of directors. However, unvested stock options and unvested RSUs will vest in full upon a non-employee director’s death, disability or retirement (defined as ceasing to be a director pursuant (i) to election by the Company’s shareholders, (ii) by voluntary resignation with the approval of the board’s chair, after attaining age 55 and at least six years of continuous board service, or (iii) due to reaching mandatory retirement age immediately before the Company’s annual meeting of shareholders during the calendar year in which he or she attains age 75) or upon a change in control of Starbucks. Five of the board’s ten current non-employee directors meet the retirement criteria.
Mr. Schultz and Mr. Johnson do not participate in the compensation program for non-employee directors, but rather are compensated as executive officers. Mr. Schultz will continue to be compensated as an executive officer upon his transition to the role of executive chairman on April 3, 2017. Information on compensation paid to Mr. Schultz and Mr. Johnson in fiscal 2016 is described in the “Compensation Discussion and Analysis” section of this proxy statement.

FISCAL 2016 NON-EMPLOYEE DIRECTOR COMPENSATION
The following table shows fiscal 2016 compensation for non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)(4)	Total ($)
William W. Bradley	—	128,268	99,250	227,518
Mary N. Dillon	—	123,015	41,465	164,480
Robert M. Gates	—	256,536	—	256,536
Mellody Hobson	—	256,536	—	256,536
Olden Lee(5)	—	505,137(6)	—	505,137
Joshua Cooper Ramo	—	256,536	—	256,536
James G. Shennan, Jr.	—	256,536	—	256,536
Clara Shih	—	128,268	99,250	227,518
Javier G. Teruel	—	—	198,500	198,500
Myron E. Ullman, III	—	—	198,500	198,500
Craig E. Weatherup	—	—	198,500	198,500
(1)
The amounts shown in this column represent the aggregate grant date fair values of the restricted stock units (“RSU”) awarded to each of the non-employee directors on November 16, 2015 (and in the case of Ms. Dillon, on January 25, 2016). The amount shown for Mr. Lee also includes the aggregate incremental fair value of his RSU award resulting from the acceleration of vesting of his RSU award upon his retirement from the board, as further described in footnote (6) below.

Starbucks Corporation
2017 Proxy Statement

(2)
As of October 2, 2016, the aggregate number of shares of Starbucks common stock underlying outstanding unvested RSU awards for each non-employee director were: Sen. Bradley — 2,142; Ms. Dillon — 2,154; Sec. Gates — 4,284; Ms. Hobson — 4,284; Mr. Ramo — 4,284; Mr. Shennan — 4,284; Ms. Shih — 2,142; Mr. Teruel — 0; Mr. Ullman — 0 and Mr. Weatherup — 0.

(3)
The amounts shown in this column represent the aggregate grant date fair values of the stock options awarded to each of the non-employee directors on November 16, 2015 (and in the case of Ms. Dillon, on January 25, 2016). The grant date fair values have been determined based on the assumptions and methodologies set forth in the Company’s 2016 Form 10-K (Note 12: Employee Stock and Benefit Plans).

(4)
As of October 2, 2016, the aggregate number of shares of Starbucks common stock underlying outstanding option awards for each non-employee director were: Sen. Bradley — 119,772; Ms. Dillon — 3,480; Sec. Gates — 0; Ms. Hobson — 179,548; Mr. Ramo — 60,000; Mr. Shennan — 53,310; Ms. Shih — 13,122; Mr. Teruel — 400,252; Mr. Ullman — 447,320; and Mr. Weatherup — 274,354.

(5)
Mr. Lee retired from the board effective March 23, 2016, due to having attained the board mandatory retirement age.

(6)
Upon the recommendation of the Nominating/Governance Committee, the board approved the acceleration of vesting of Mr. Lee’s unvested RSU Award upon his retirement from the board. This figure consists of  (i) $256,536, the aggregate grant date fair value of Mr. Lee’s RSU award granted on November 26, 2015; and (ii) $248,601, the aggregate incremental fair value of the RSU award calculated in accordance to FASB ASC Topic 718 in connection with the acceleration of vesting of the RSU award.

Deferred Compensation Plans
In fiscal 2011, the board adopted a Deferred Compensation Plan for Non-Employee Directors under which non-employee directors may, for any fiscal year starting in fiscal 2012, irrevocably elect to defer receipt of shares of common stock the director would have received upon vesting of restricted stock units. The purpose of the plan is to enhance the Company’s ability to attract and retain non-employee directors with training, experience and ability who will promote the interests of the Company and to directly align the interests of such non-employee directors with the interests of the Company’s shareholders. Prior to 2006, non-employee directors could defer all or a portion of their compensation in the form of unfunded deferred stock units under the Directors Deferred Compensation Plan.
Director Stock Ownership Guidelines
Our long-standing stock ownership guidelines for non-employee directors require our directors to own at least $480,000 in Company stock to align the interests of our non-employee directors to those of our shareholders. Directors appointed or elected after June 5, 2012 have four years from their date of appointment or election to meet the guidelines. Stock options and unvested RSUs do not count toward meeting the guidelines, but deferred stock units resulting from deferrals under the deferred compensation plans for directors described above do count toward meeting the guidelines. Each director is expected to continue to meet the ownership requirement for as long as he or she serves on our board. Except for Ms. Dillon, who joined the board in January 2016, all current non-employee directors have met these guidelines as of the date of this proxy statement.

Starbucks Corporation
2017 Proxy Statement

PROPOSAL 2 — ADVISORY RESOLUTION TO APPROVE OUR EXECUTIVE COMPENSATION
We are asking shareholders to approve an advisory resolution (commonly referred to as a “say-on-pay” resolution) on the Company’s executive compensation as reported in this proxy statement.
We urge shareholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the board of directors believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to the Company’s recent and long-term success.
The board has adopted a policy providing for an annual “say-on-pay” advisory vote. In accordance with this policy and Section 14A of the Securities Exchange Act of 1934,
as amended, (the “Exchange Act”) and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the Annual Meeting of Shareholders:
RESOLVED, that the shareholders of Starbucks Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s Annual Meeting of Shareholders.
This advisory “say-on-pay” resolution is non-binding on the board of directors. Although non-binding, the board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. Unless the board modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2018 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.
Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis provides information on our executive compensation program and the amounts shown in the executive compensation tables that follow. In this proxy statement, the term “Named Executive Officers” or “NEOs” means our current chairman and ceo, Howard Schultz; our president and coo, Kevin Johnson; our cfo, Scott Maw; and two of our business unit presidents, John Culver and Clifford Burrows. These five executive officers are named in the compensation tables of this proxy statement.
“Compensation Committee” or “Committee” refers to the Compensation and Management Development Committee of the board of directors.
We refer to all of our employees as “partners,” due to the significant role that they all play in the success of the Company.

EXECUTIVE SUMMARY
FINANCIAL HIGHLIGHTS
Starbucks record fiscal 2016 results in the face of ongoing economic, consumer and geopolitical headwinds demonstrate the power, relevance and resilience of the Starbucks business and brand.
The Company delivered record results in its 53-week fiscal year 2016, increasing global comparable store sales by 5% driven by a 4% increase in ticket and a 1% increase in traffic, consolidated net revenue grew 11% to $21.3 billion and consolidated operating income grew by 16% to $4.2 billion year over year; 3-year cumulative total shareholder return (“TSR”) was 46%. In addition, we returned $3.2 billion to shareholders in the form of share repurchases and cash dividend payments in fiscal 2016.

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
Financial Results Under Incentive Plans
The charts below compare fiscal 2016, 2015 and 2014 results(1) under financial performance metrics that are used in determining (i) payouts under our Executive Management Bonus Plan (“EMBP”), and (ii) the number of performance-based Restricted Stock Units (“performance RSUs”) earned. Note that these financial measures may differ from the comparable GAAP measures reported above and in our financial statements, as the measures below are adjusted to exclude the impact of certain non-routine and other items in accordance with the terms of our EMBP and our 2005 Long-Term Equity Incentive Plan.

Dollar amounts below, except per share data, are in millions.

Consolidated Adjusted
Net Revenue(2)
$16,510
$18,321
$20,878
2014
2015
2016

Consolidated Adjusted
Operating Income(3)
$3,087
$3,516
$4,045
2014
2015
2016

Return on Invested Capital
(ROIC)(4)
27.2%
26.9%
25.7%
2014
2015
2016

Adjusted Earnings Per Share
(EPS)(5)
$1.33
$1.58
$1.85
2014
2015
2016

(1)
Our fiscal year ends on the Sunday closest to September 30. Fiscal year 2016 included 53 weeks with the additional week falling in our fourth fiscal quarter. The objective performance goals under our EMBP for fiscal 2016 were set on a comparable 52-week fiscal year. The impact of the 53rd week was excluded from our fiscal 2016 EPS results for purposes of our performance-based Restricted Stock Units. Fiscal years 2015 and 2014 each included 52 weeks.

(2)
The fiscal 2016 consolidated adjusted net revenue result excludes the impact of foreign currency fluctuations and the sale of our German market retail operations. The fiscal 2015 consolidated adjusted net revenue result excludes the impact of the acquisition of Starbucks Japan and foreign currency fluctuations. The fiscal 2014 consolidated adjusted net revenue result excludes the impact of foreign currency fluctuations.

(3)
The fiscal 2016 consolidated operating income result excludes the impact of foreign currency fluctuations, mark to market adjustments of our Management Deferred Compensation Plan (“MDCP”) liability, an accrual for a multi-year tax audit, the sale of our German market retail operations, the sale of our ownership interest in our Spanish joint venture and an accounting change and costs associated with the Starbucks Japan transaction and integration. The fiscal 2015 consolidated adjusted operating income result excludes the impact of the acquisition of Starbucks Japan, mark to market adjustments of our MDCP liability and foreign currency fluctuations. The fiscal 2014 consolidated adjusted operating income result excludes the impact of mark to market adjustments of the MDCP liability, foreign currency fluctuations and a litigation credit reflecting a reduction to our estimated prejudgment interest payable as a result of paying our obligation under the Kraft arbitration matter earlier than anticipated.

(4)
Return on Invested Capital (“ROIC”) is calculated as adjusted net operating profit after taxes (adjusted for implied interest expense on operating leases), divided by average invested capital. Invested capital is calculated on a five-point average and includes shareholder’s equity, short- and long-term debt, all other long-term liabilities, and capitalized operating leases, less cash, cash equivalents and short- and long-term investments. The fiscal 2016 ROIC result excludes the impact of the sale of our German market retail operations and the reclassification of deferred income taxes on our balance sheet associated with the adoption of new accounting guidance. The fiscal 2015 ROIC result excludes the impact of the acquisition of Starbucks Japan. The fiscal 2014 ROIC result excludes the impact of a deferred tax asset related to the Kraft litigation settlement, a litigation credit reflecting a reduction to our estimated prejudgment interest payable as a result of paying our obligation under the Kraft arbitration matter earlier than anticipated, the portion of the Company’s cash balance at fiscal 2013 year-end attributable to the accrued liability for the Kraft arbitration matter, the impact of certain divestitures that closed during the year and transaction costs related to the Starbucks Japan acquisition process which began in 2014. Fiscal 2014 ROIC calculated on a more comparable, pro forma basis to include the deferred tax asset related to the Kraft litigation settlement (which is included in Fiscal 2015 ROIC) is 24.1%, for a year-over-year increase of 2.8% from Fiscal 2014 to Fiscal 2015.

(5)
On April 9, 2015, the Company effected a 2-for-1 stock split. The amounts shown above are adjusted to reflect the stock split. The fiscal 2016 adjusted earnings per share result excludes the impact of foreign currency fluctuations, incremental benefits from additional manufacturing deductions, the Starbucks Japan transaction and integration, the sale of our German market retail operations, the 53rd week of fiscal 2016 and unbudgeted share repurchases. The fiscal 2015 adjusted earnings per share result excludes the impact of foreign currency fluctuations, unbudgeted share repurchases, certain Starbucks Japan acquisition-related items and certain other items. The fiscal 2014 adjusted earnings per share result excludes the impact of a litigation credit reflecting a reduction to our estimated pre-judgment interest payable as a result of paying our obligation under the Kraft arbitration matter earlier than anticipated, the impact of certain divestitures that closed during the year and transaction costs related to the Starbucks Japan acquisition process which began in 2014.

Starbucks Corporation
2017 Proxy Statement

Pay for Performance
Our executive compensation program reflects a strong pay-for-performance alignment tied with overall company and business-unit performance.
In line with our emphasis on pay-for-performance and our performance relative to our peers, compensation awarded to our NEOs for fiscal 2016 reflected Starbucks record financial results.
Annual Incentive Plan:
•
Mr. Schultz, Mr. Johnson and Mr. Maw all earned EMBP awards at 85% of target, reflecting our performance against challenging overall Company goals based on adjusted operating income, adjusted net revenue and ROIC. Our two group presidents earned EMBP awards primarily reflecting the performance of their businesses against these goals: John Culver, group president, Starbucks Global Retail, earned an EMBP award of 132% of target, based primarily on the performance of the Channel Development and China/Asia Pacific segments, which he led during fiscal 2016; and Clifford Burrows, group president, Siren Retail, earned an EMBP award of 76% of target, based primarily on the performance of the Americas segment which he led during fiscal 2016.

Long-Term Incentive Awards:
•
Our Long-Term Incentive Awards are granted in the form of: (1) performance RSUs, where the number of shares earned is dependent on the achievement of future EPS and ROIC goals; and (2) stock options where the realizable value is dependent on future share price appreciation.

•
The value of the Long-Term Incentive Awards granted to our NEOs in fiscal 2016 recognized the strong performance of our NEOs and their scope of responsibility.

Investing in Our Partners
We believe that investing in our partners results in increased engagement, satisfaction and retention, which ultimately leads to an elevated Starbucks Experience for our customers.
Below is a summary of our broad-based benefits.
•
Broad-Based Equity Program (“Bean Stock”): A long-term incentive grant of time-based RSUs was made in November 2016 to approximately 162,000 eligible non-executive partners in 22 markets around the world, including qualified part-time partners. We refer to this broad-based equity program as our “Bean Stock” program. Bean Stock participants include those partners who work in our stores and serve our customers directly.

•
In fiscal 2016, Bean Stock participants realized approximately $221.6 million in pre-tax gains from previously-granted Bean Stock awards.

•
Future Roast 401(k) Starbucks Match: Starbucks matches 100% of the first 5% of eligible compensation deferred. The Starbucks Match is immediately 100% vested and is contributed to each participant’s 401(k) account each pay period along with their contributions.

•
College Achievement Plan: The Starbucks College Achievement Plan was launched in fiscal 2014. It provides eligible partners in the U.S. with the opportunity to earn a bachelor’s degree online from Arizona State University with full tuition coverage. Additionally, our military service member and veteran partners can extend an additional Starbucks College Achievement Plan benefit to their spouse, domestic partner, or child. As of the end of fiscal 2016, more than 6,100 partners were participating in the plan, including 229 graduates.

•
Enhancing the Partner Experience: In addition to our long-time benefits of a pound of coffee each week and beverages while on work breaks, U.S. store partners can choose one food item, per shift, from the pastry or ready-to-eat case. U.S. Partners may also sign up for a Spotify® Premium Account.

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
Performance versus Peer Companies
In 2016, we ranked first among our entire peer group in three-year compound annual revenue and operating income growth.*
*
All results used for purposes of this comparison are reported GAAP results except for Starbucks fiscal 2013 EPS and operating income results which exclude the impact of a significant litigation charge resulting from the conclusion of our arbitration with Kraft. Starbucks fiscal 2015 GAAP results include a gain of  $390.6 million, or $0.26 per share, associated with the fair value adjustment of our preexisting 39.5% ownership interest in Starbucks Japan upon acquisition.

The table below shows where we ranked among 16 of our 18 current peers as of the end of fiscal 2016 (the ranking does not include Kraft Heinz and PayPal, for which certain results are not comparable due to company specific events). They also show where we ranked among 11 of the 12 companies that comprised our former peer group that was used to benchmark compensation in fiscal 2015 and fiscal 2016 (the 2015 ranking does not include Mondelēz, for which certain results may not be comparable due to its then recent spin-off of Kraft Foods Group, Inc. and other items).
We changed our compensation peer group in fiscal 2016 to include additional global companies with complex management needs and strong brand profiles as well as certain technology companies. The Committee determined that this change was appropriate in light of the recent growth of the Company and the landscape of the companies with whom we compete for talent. See “Peer Group Companies and Benchmarking” for further discussion on how we use peer company data in our compensation-setting process.

Three-Year Performance	Ranking
	2016 (rank out of 17)	2015 (rank out of 12)
Revenue growth	1st	1st
Operating Income growth	1st	1st
EPS growth	2nd	1st
TSR (Cumulative)	6th	2nd
Our Total Rewards Philosophy
Our Total Rewards philosophy is designed to recognize and reward the contributions of all partners, including executives. We offer a comprehensive benefits package to all eligible full- and part-time partners in the United States and locally competitive benefit packages in other countries. In addition to our equity incentive plans discussed above, we offer an employee stock purchase plan to partners in the United States and Canada that allows participants to purchase Starbucks stock at a 5% discount to the fair market value at the end of each offering period under the plan. We believe our Total Rewards practices motivate our executives to build long-term shareholder value and reward the partners who take care of our customers.

Starbucks Corporation
2017 Proxy Statement

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
The following table provides information regarding the elements of our fiscal 2016 executive compensation program.
Element	Form	Objectives and Basis
Base Salary	Cash	• Attract and retain highly qualified executives to drive our success
Annual Incentive Bonus (“EMBP”)	Cash
•
Drive Company and business unit results

•
Target bonus amount set as a percentage of base salary

•
Actual payout based on Total Company and business unit financial performance against pre-established net revenue and operating income targets, and subject to downward adjustment based on return on invested capital

Long-Term Incentive	Performance RSUs, stock options
•
Drive Company performance; align interests of executives with those of shareholders; retain executives through long-term vesting; and provide potential wealth accumulation

•
Delivered 60% in performance RSUs and 40% in options

•
Performance RSUs vest based on two-year EPS performance against pre-established targets, subject to downward adjustment based on return on invested capital
•
Actual awards of annual stock options and performance RSUs based on individual and Company performance for the previous year

Perquisites and Other Executive Benefits	Limited (See “Other Compensation” — “Perquisites and Other Executive Benefits”)	• Provide for the safety and wellness of our executives, and other purposes as discussed below
Deferred Compensation	401(k) plan, non-qualified Management Deferred Compensation Plan (“MDCP”)	• Provide tax-deferred methods for general savings including for retirement
General Benefits	Health and welfare plans, stock purchase plan and other broad-based partner benefits	• Offer competitive benefits package that generally includes benefits offered to all partners
OUR EXECUTIVE COMPENSATION PROCESS
Target total direct compensation for our NEOs is composed of base salary, target bonus, and target value of long-term equity incentives. Target total direct compensation for on-target performance is designed to deliver compensation within the median range of our peer group, as explained below under “Peer Group Companies and Benchmarking.”
The Compensation Committee reviews target total direct compensation and approves target bonuses (as a percentage of base salary) annually at its September meeting. Base salaries, bonus payments (for performance in the prior fiscal year) and long-term equity incentives are approved after the end of each fiscal year at the November meeting. This process allows the Compensation Committee to consider comprehensive information, including the performance of each NEO during the prior fiscal year, when making final compensation decisions.

ANALYSIS OF EXECUTIVE COMPENSATION DECISIONS
The vast majority of compensation value we deliver to our executives is in the form of compensation that is variable and “at-risk.”
A core principle of our executive compensation program is that a significant percentage of compensation awarded to our NEOs, especially our chairman and ceo, be variable, performance-based compensation and “at-risk.” This type of compensation is dependent on the financial success of our Company and our business units, and the performance of Starbucks common stock. This means that our executives are rewarded when they produce value for our shareholders and our partners. Elements of our program that fall within this category include our annual incentive bonus program (EMBP) and the stock options and performance RSUs that are granted under our Long-Term Incentive Program.
The charts below show the significant percentage of performance-based compensation reported for fiscal 2016 in the Summary Compensation Table for Mr. Schultz, our chairman and ceo, and for our other NEOs as a group.

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
Fiscal Year 2016 Total Compensation Mix

CEO
All Other NEOs
7%
15%
78%
13%
13%
74%
Fixed
Variable(1)
Base Salary
Annual Incentive Bonus
Long-term Incentive
Cash

(1)
Variable compensation as a percentage of total compensation equals 93% for our chairman and ceo, Howard Schultz, and 87% for all other NEOs as a group.

Base Salary
The Compensation Committee generally reviews and adjusts base salaries annually at its November meeting, with new salaries effective in late November or early December. The Committee reviewed and increased base salaries at its November 2015 meeting (and with respect to Mr. Schultz, the Committee recommended and the independent directors approved), the following base salaries. The Committee determined to increase the base salaries in fiscal 2016 for Messrs. Maw, Culver and Burrows. These increases were made in recognition of their performance and in the case of Mr. Maw, to better align to market and for Mr. Culver, in recognition of the expanded scope of his role.

	Base Salary (Annualized Rate)
Named Executive Officer	Fiscal 2016	Fiscal 2015	% Change
Howard Schultz	$1,500,000	$1,500,000	0%
Scott Maw	$750,000	$632,500	18.6%
Kevin Johnson	$1,000,000	$1,000,000	0%
John Culver	$750,000	$633,300	18.4%
Clifford Burrows	$815,000	$796,300	2.3%
Annual Incentive Bonus
The fiscal 2016 target annual incentive bonus opportunity for Mr. Schultz as a percentage of base salary was increased to 250% from 200% in recognition of his individual performance in fiscal 2015 and to increase the relative amount of his variable performance-based pay. Target annual incentive opportunities did not change in fiscal 2016 for any of our other NEOs.
The total EMBP award actually delivered to each executive for fiscal 2016 was determined based on the extent to which the objective performance goals under the EMBP were achieved based on fiscal 2016 performance. The possible payouts for each NEO based on achievement of threshold, target and maximum performance levels are disclosed in the Fiscal 2016 Grants of Plan-Based Awards Table.
The graphic below illustrates the weighting of the performance goals and the calculation of the annual incentive for each NEO.

Starbucks Corporation
2017 Proxy Statement

Objective Performance Goals
For fiscal 2016, annual incentive bonuses were based on the achievement of the following objective performance goals:
•
adjusted net revenue, which was weighted at 50%,

•
adjusted operating income, which was weighted at 50%, and

•
ROIC, which operated as a potential downward modifier of the adjusted net revenue and adjusted net operating income result.

We chose these measures because we believe they motivate our executives to drive Company and business unit growth and profitability.
To reflect performance above or below targets, adjusted net revenue and adjusted operating income have sliding scales that provide for annual incentive bonus payouts greater than the target bonus if results are greater than target (up to a maximum 200% payout) or less than the target bonus if results are lower than the target (down to a threshold of 20% of target payout, below which the payout would be $0).
In November 2015, the Committee established the corporate and business unit performance goals under the EMBP. In setting the objective performance scales, the
Committee considered target Company performance under the challenging board-approved annual operating and long-term strategic plans, the potential payouts based on achievement at different levels on the sliding scale and whether the portion of incremental earnings paid as bonuses rather than returned to shareholders was appropriate.
The targets were designed to be challenging while recognizing economic uncertainties existing at the time the goals were established, including continued global macroeconomic, retail and consumer headwinds.
Adjusted Net Revenue. For Messrs. Schultz, Maw and Johnson, 50% of their EMBP award was based on a consolidated adjusted net revenue goal. For the two group president NEOs, 50% of their EMBP award was based on adjusted net revenue goals of the business segments for which they had responsibility during fiscal 2016: in the case of Mr. Culver, China, Asia Pacific and Channel Development & Emerging Brands; and in the case of Mr. Burrows, Americas.

The fiscal 2016 performance targets were set at levels above fiscal 2015 performance based upon our challenging business growth plans. Those targets and actual results for Adjusted Net Revenue are as follows:
Adjusted Net Revenue(1)	Threshold (Millions US$)	Target (Millions US$)	Maximum (Millions US$)	Adjusted Actual Performance (Millions US$)	Payout
Consolidated (Schultz, Maw and Johnson)	$20,439.1	$20,999.8	$21,780.4	$20,877.7	80%
CAP and Channel Development & Emerging Brands (Culver)	$4,691.5	$4,821.6	$5,007.1	$4,853.1	114%
Americas (Burrows)	$14,207.4	$14,597.4	$15,121.0	$14,523.6	80%
(1)
The performance plan measures under the EMBP that were approved at the beginning of the performance period provided for certain non-GAAP adjustments so that the performance measures would more consistently reflect underlying business operations than the comparable GAAP measures. The fiscal 2016 consolidated and business unit net revenue results set forth above were adjusted to exclude the impact of foreign currency fluctuations. Consolidated results were further adjusted to exclude the impact of the sale of our German market retail operations.

Adjusted Operating Income. For Messrs. Schultz, Maw and Johnson, 50% of their total EMBP award was based on a consolidated adjusted operating income goal. For the two group business president NEOs, 20% of their total EMBP award was based on the consolidated adjusted operating income goal and 30% was based on adjusted operating income goals of the businesses for which they had responsibility during fiscal 2016: in the case of Mr. Culver, China, Asia Pacific and Channel Development & Emerging Brands; and in the case of Mr. Burrows,
Americas. In fiscal 2016, consolidated adjusted operating income equaled the total of all business units’ operating income less total unallocated corporate expenses; and business unit operating income equaled the revenues of the business unit less the business unit’s operating expenses. Consolidated results and the results of each business unit were adjusted to more consistently reflect underlying business operations; these adjustments are further described in the “Adjusted Operating Income” table below.

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
The fiscal 2016 performance targets were set at levels above fiscal 2015 performance based upon our challenging business growth plans. Those targets and actual results for Adjusted Operating Income are as follows:
Adjusted Operating Income(1)	Threshold (Millions US$)	Target (Millions US$)	Maximum (Millions US$)	Adjusted Actual Performance (Millions US$)	Payout
Consolidated (Schultz, Maw, Johnson)	3,866.3	4,064.2	4,503.1	4,044.8	90%
CAP and Channel Development & Emerging Brands (Culver)	1,245.0	1,291.8	1,421.0	1,411.8	190%
Americas (Burrows)	3,558.8	3,702.3	3,989.3	3,637.3	60%
(1)
The performance plan measures under the EMBP that were approved at the beginning of the performance period provided for certain non-GAAP adjustments so that the performance measures would more consistently reflect underlying business operations than the comparable GAAP measures. The fiscal 2016 consolidated and business unit operating income results set forth above were adjusted to exclude the impact of foreign currency fluctuations. Consolidated results were also adjusted to exclude the impact of mark to market adjustments of our MDCP liability, an accrual for a multi-year tax audit, the sale of our German market retail operations, and the sale of our ownership interest in our Spanish joint venture. Consolidated and CAP results were adjusted to exclude costs associated with the Starbucks Japan transaction and integration. CAP and Channel Development & Emerging Brands results were also adjusted to exclude favorability from changes to certain business tax structures in China.

ROIC. For each of our NEOs, ROIC (measured on a consolidated basis) operated as a potential downward modifier of their combined adjusted net revenue and adjusted operating income result. The fiscal 2016 ROIC result was 25.7%, which exceeded the target of 24.4%. Accordingly, ROIC did not operate as a downward modifier on fiscal 2016 EMBP payouts.

The fiscal 2016 performance targets were set at levels slightly below fiscal 2015 performance: the targets represented an increase over 2015 performance when adjusting for the impact of the acquisition of Starbucks Japan and were based upon our challenging business growth goals. Those targets and actual results for ROIC are as follows:
Return on Invested Capital	Threshold	Target	Actual
ROIC (Return on Invested Capital)(1)	23.2%	24.4%	25.7%
(1)
The fiscal 2016 ROIC result set forth above was adjusted to exclude the impact of the sale of our German market retail operations and the reclassification of deferred income taxes on our balance sheet associated with the adoption of new accounting guidance.

EMBP PAYOUTS
Payouts under the EMBP are aligned with Starbucks fiscal 2016 performance.
After the end of fiscal 2016, the Compensation Committee determined the extent to which the performance goals were achieved, and subsequently approved and certified the amount of the EMBP award to be paid to each NEO other than Mr. Schultz and Mr. Johnson, whose awards were recommended by the Committee and approved by all of our independent directors.
The table below shows the fiscal 2016 actual payout levels for each component of the EMBP, based on achievement of the performance metrics, and the aggregate fiscal 2016 annual incentive payouts, which are also disclosed in the “Non-Equity Incentive Compensation Plan” column of the Summary Compensation Table. The EMBP payouts to Messrs. Schultz, Maw and Johnson, which were based on our challenging Company revenue and operating income growth targets, reflected the record fiscal 2016 financial performance achieved by the Company. EMBP payouts to Messrs. Culver and Burrows reflected Starbucks overall record performance and the relative performance of our business units against our challenging operating plan.

Fiscal 2016 Executive Management Bonus Plan Payout(1)
Named Executive Officer	Payout on Consolidated Adjusted Operating Income (50% or 20% Weighting)	Payout on Business Unit Adjusted Operating Income (30% Weighting)	Payout on Business Unit/ Consolidated Adjusted Net Revenue (50% Weighting)	EMBP Bonus Payout
				(%) of Target	($)
Howard Schultz	90%	N/A	80%	85	3,187,500
Scott Maw	90%	N/A	80%	85	637,500
Kevin Johnson	90%	N/A	80%	85	1,020,000
John Culver	90%	190%	114%	132	990,000
Clifford Burrows	90%	60%	80%	76	619,400
(1)
As discussed above, ROIC has the potential to operate as a downward modifier under the EMBP, if the target goal is not met. The target ROIC goal was exceeded under the EMBP in fiscal 2016.

Starbucks Corporation
2017 Proxy Statement

Long-Term Incentive Compensation
Overview of Annual Long-Term Incentive Awards. We grant our executives long-term performance-based compensation in the form of stock options and performance RSUs. The Compensation Committee believes stock options and performance RSUs incentivize executives to drive long-term company performance, thereby aligning our executives’ interests with the long-term interests of shareholders. Under our current annual grant program, 60% of the total annual long-term incentive award value is delivered in performance RSUs and 40% in stock options.
Both types of equity awards we grant as part of our long-term incentive compensation program are performance-based. Stock options provide value only if our stock price increases over time. Performance RSUs are earned only to the extent pre-established performance goals are met and, if earned, are subject to additional time-based vesting requirements. Although the value of performance RSUs is impacted by our stock price during the vesting period, performance RSUs serve to retain executives as they are generally perceived by recipients as being more valuable than stock options during periods of higher stock price volatility.
The table below reflects the value of annual long-term incentive awards approved by the Committee for each of the last two fiscal years. We determined the number of RSUs to be delivered by dividing 60% of the value approved by the Committee by the closing price of our stock on the grant date. For options, we divided 40% of the value by a closing price multiplier. This multiplier was calculated by multiplying the closing price of our common stock on the grant date by a Black-Scholes factor. Because the value approved by the Committee is approved in advance of the awards being granted and may use different assumptions than are applied to the awards for accounting purposes, the value of awards approved by the Committee may be different than the grant date fair value of equity awards as disclosed in the Summary Compensation Table.
The values of the long-term incentive awards approved by the Committee and reflected in the table below were designed to be competitive to market and promote the retention of our named executive officers.

Value of Annual Long-Term Incentive Compensation Awards
Named Executive Officer	Granted in Fiscal 2016	Granted in Fiscal 2015		% Change
Howard Schultz	$13,000,000		$13,000,000	0%
Scott Maw	$3,000,000		$2,474,000	21%
Kevin Johnson	$8,500,000	$	— (1)	N/A
John Culver	$3,500,000		$2,664,000	31%
Clifford Burrows	$3,500,000		$3,500,000	0%
(1)
Mr. Johnson joined the company in fiscal 2015 and therefore did not receive a fiscal 2015 annual long-term incentive award.

Performance RSUs. The extent to which performance RSUs vest is based on our achievement of two-year adjusted EPS and ROIC goals. To further incentivize performance, the adjusted EPS performance measure has a sliding scale so each NEO may achieve from 0% to 200% of the target award amount. If the target ROIC goal under the performance RSUs is not met, the number of performance RSUs to be delivered based on achievement of the adjusted EPS goal will be adjusted downward by as much as 50%. To the extent the performance targets are met, earned RSUs vest 50% on each of the second and third anniversaries of the grant date.
The Compensation Committee believes that: (1) having a multi-year performance period increases executive focus on long-term performance and better aligns the interests of our executives with those of our shareholders; and (2) the inclusion of ROIC as a potential downward modifier increases executive focus on ROIC, which we believe is an important measure of the Company’s performance.
The ensuing table shows the fiscal 2016 actual payout levels for performance RSUs granted in November 2014, which were based on the achievement in fiscal 2016 of the two-year adjusted EPS and ROIC goals. The Committee established the performance goals for the fiscal 2016 performance RSUs at the time of grant in November 2014.
The fiscal 2016 performance RSU payouts were based on our very challenging EPS and ROIC growth targets for the two-year performance period and reflected the record fiscal 2016 financial performance achieved by the Company.
Adjusted Earnings Per Share(1)	Threshold	Target	Maximum	Actual
Targets and FY16 Actual	$1.71	$1.79	$1.96	$1.85
Payout %	25%	100%	200%	135%
(1)
The fiscal 2016 EPS result set forth above was adjusted to exclude the impact of foreign currency fluctuations, incremental benefits from additional manufacturing deductions, the Starbucks Japan transaction and integration, the sale of our German market retail operations, the 53rd week of fiscal 2016 and unbudgeted share repurchases.

Return on Invested Capital	Threshold	Target	Actual
ROIC (Return on Invested Capital)(1)	23.2%	24.4%	25.7%
(1)
The fiscal 2016 ROIC result set forth above was adjusted to exclude the impact of the sale of our German market retail operations and the reclassification of deferred income taxes on our balance sheet associated with the adoption of new accounting guidance.

Special Equity Awards. While the Compensation Committee continues to retain its ability to grant discretionary equity awards in certain circumstances, including to support our succession-planning goals and incentivize and retain key executives, we have not granted a special equity award to any of our executive officers since fiscal 2014.

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
OTHER COMPENSATION
Sign-on Bonuses and New Hire Equity Awards. We provide sign-on bonuses and new-hire equity awards when the Committee determines it is necessary and appropriate to advance the Company’s interests, including to attract top-executive talent from other companies. Sign-on bonuses and new hire equity awards are an effective means of offsetting the compensation opportunities executives forfeit when they leave a former employer to join Starbucks. We typically require newly recruited executives to return a pro rata portion of their sign-on bonus if they voluntarily leave Starbucks within a certain period of time (usually one to two years) after joining us, and new-hire equity awards are subject to a time-based vesting period.
Perquisites and Other Executive Benefits. Our executive compensation program includes limited executive perquisites and other benefits. The aggregate incremental cost of providing perquisites and other benefits to our NEOs is detailed in the “Fiscal 2016 All Other Compensation Table.”
We believe the perquisites and other executive benefits we provide are representative of those offered by the companies that we compete with for executive talent, and therefore offering these benefits serves the objective of attracting and retaining top executive talent.
We offer the following perquisites to our NEOs:
•
Security. Pursuant to our executive security program, we may from time to time provide personal security services to Mr. Schultz and certain other executives. Security services include home security systems and monitoring and, in the case of Mr. Schultz, personal security services. These protections are provided due to the range of security issues encountered by senior executives of large, multinational corporations, and particularly with respect to high-profile CEOs such as Mr. Schultz. We believe that the personal safety and security of our senior executives is of the utmost importance to the Company and its shareholders. For fiscal 2016, the Company paid $200,000 toward Mr. Schultz’s personal security. Mr. Schultz reimbursed the Company for personal security costs in excess of $200,000. The Company did not pay personal security costs for any executive other than Mr. Schultz in fiscal 2016, except in connection with business-related travel.

•
Executive Physicals, Life and Disability Insurance. We offer to pay for annual physical examinations for all partners at the senior vice president level and above.

These examinations provide a benefit to the Company and the executive at a relatively small cost to the Company. We also provide life and disability insurance to all partners at the vice president level and above at a higher level than is provided to partners generally. The amounts paid in respect of these benefits to our NEOs in fiscal 2016 are detailed in the “Fiscal 2016 All Other Compensation Table.”
•
Relocation and Expatriate Expenses. We provide relocation assistance to some manager-level partners and all partners at the director level and above. Under limited circumstances, we provide certain reimbursements and benefits to partners that expatriate to another country for work on the Company’s behalf.

Deferred Compensation. Executives, as well as partners at the director level and above, are eligible to defer cash compensation under the Management Deferred Compensation Plan (“MDCP”). The MDCP is primarily intended to provide eligible partners an additional before-tax means of saving over and above that available under the 401(k) plan. We do not pay or guarantee above-market returns. The appreciation, if any, in the account balances of plan participants is due solely to contributions by participants and the underlying performance of the measurement funds selected by the participants. The measurement fund alternatives available to MDCP participants are identical to the investment funds available to 401(k) plan participants. Effective January 1, 2011, we ceased making Company matching contributions under the MDCP.
General Benefits. Executives are eligible to participate in all benefit plans we offer to partners generally. This helps us attract and retain top executive talent.
•
We offer a comprehensive benefits package, including health care insurance, to all eligible partners in the United States and locally competitive benefits packages in other countries.

•
Among the plans we offer to United States and Canadian partners generally, including executive officers, is our U.S. tax-qualified employee stock purchase plan. Under the plan, eligible partners may acquire our stock through payroll deductions at a 5% discount to the market price on the last trading day of the purchase period. No plan participant is allowed to purchase more than $25,000 in market value of our stock under the plan in any calendar year.

PEER GROUP COMPANIES AND BENCHMARKING
The Compensation Committee reviews compensation levels and design at peer companies as part of its decision-making process so it can set total compensation levels that it believes are competitive and aligned with Starbucks scale and level of performance. The Compensation Committee generally sets target total direct compensation for our executives to be competitive with peer companies and other market data, and also taking into consideration scope of particular job responsibilities, individual performance of the executive, internal pay equity and other factors. The Compensation Committee’s executive compensation determinations are based on its review of such factors and is informed by the experiences of the members of the Compensation Committee as well as input from, and peer group data provided by, the Compensation Committee’s independent compensation consultant.

Starbucks Corporation
2017 Proxy Statement

The market data considered by the Committee as part of the annual pay-setting process reflects compensation levels and practices for executives holding comparable positions at peer group companies and also includes broader compensation survey data.
The Compensation Committee, with assistance from F.W. Cook, periodically reviews the composition of our peer group. As part of such reviews, the Committee considers specific criteria and recommendations regarding companies to add or remove from the peer group. In fiscal 2016, the Committee reviewed the group of peer companies taking into account the recent growth of the Company, the increasing complexity of our businesses and the companies with whom we compete for talent. As a result of that review, the Committee approved changes to the industries from which we select our peer group companies, to consist of consumer staples, consumer discretionary and information technology — software and services. From those industries, the Committee selected a new peer group that includes global companies with complex management needs and strong brand profiles.
Based on the new peer group selection standards, 11 companies were added to the former peer group and five companies were removed. The prior peer group, in place since June 2013, was used by the Compensation Committee and independent directors in connection with their fiscal 2016 target total direct compensation decisions, and the new peer group will be used for fiscal 2017 compensation decisions. The table below reflects which companies were considered for fiscal 2016 compensation and which will be considered for fiscal 2017 compensation.
For a comparison of our recent performance to that of our current peer group companies, please refer to the tables in the “Performance Versus Peer Companies” section of the Executive Summary above.

Starbucks Fiscal 2016 Executive Compensation Peer Group Companies
Consumer Staples	Consumer Discretionary	IT-Software and Services	Specialty Retail
Coca-Cola Company**	Avon Products*	Visa Inc.**	Coach*
Colgate-Palmolive Co.	Estee Lauder Companies**	PayPal Holdings, Inc.**	Gap*
General Mills, Inc.	Home Depot**		Polo Ralph Lauren*
Kellogg Company	L Brands, Inc.**
Kraft Heinz Company**	McDonald’s Corp.
Mondelēz International*	Marriott International**
PepsiCo, Inc.	NIKE, Inc.
Procter & Gamble Co.**	Target Corp.**
V.F. Corporation**
Yum! Brands, Inc.
*
Company included in fiscal 2016 peer group but not 2017 peer group

**
Company included in fiscal 2017 peer group but not 2016 peer group

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
OTHER POLICIES AND CONSIDERATIONS
What We Do	What We Don’t Do
Pay for Performance Philosophy: A majority of Named Executive Officer compensation is variable and is tied to our financial performance or the performance of our stock price, or both.	No Excise Tax Gross-Ups Upon a Change-in-Control: Appointment letters and employment agreements do not include IRC Section 280G tax gross-up benefits.
Stock Ownership Policy: Senior Officers are expected to acquire and hold Starbucks stock worth two to six times their base salary (depending on position) within five years of appointment. Executives who are not on track by the end of the third year after becoming subject to the guidelines are subject to a holding requirement.	No Excessive Executive Perquisites: We provide limited benefits and perquisites (e.g. executive disability and life insurance, and contributions to our supplemental retirement plan).
Double Trigger Equity Acceleration Upon a Change-in-Control: Long-term incentive award grants provide for accelerated vesting upon a change-in-control only if the executive is involuntarily terminated (without “Cause”) or equity awards are not substituted or assumed by the surviving company in conjunction with that change-in-control.	No Tax Gross-Ups on Perquisites or Benefits: We do not provide tax gross-ups on perquisites or benefits except in the case of standard relocation benefits and expatriate income tax equalization benefits available to all similarly situated employees.
Independent Executive Compensation Consultant: The Compensation Committee consults with an independent executive compensation consultant on matters surrounding executive pay and governance. This consultant provides no other services to Starbucks.	No Payment of Current Dividends on Unvested Long-Term Incentives.
Mitigate Risk: Our compensation plans have provisions to mitigate undue risk, including caps on the maximum level of payouts, clawback provisions, multiple performance metrics and board and management processes to identify risk. The Compensation Committee does not believe any of our compensation programs create risks that are reasonably likely to have a material adverse impact on the Company.	No Repricing Underwater Stock Options Without Shareholder Approval; No Grants Below 100% of Fair Market Value.
Regularly Review Share Utilization: Management and the board regularly evaluate share utilization levels by reviewing the dilutive impact of stock compensation.	No Fixed Term or Evergreen Employment Agreements; No Severance Agreements: All NEO employment letters are open ended with no specific end dates and our NEOs have no severance agreements.
Clawback Policy: Named Executive Officers are subject to a clawback policy that applies where there has been payment of a bonus or equity award predicated upon the achievement of financial results that were the product of fraudulent activity or that were subsequently the subject of a material negative restatement.	No Permitted Hedging, Short Sales or Derivative Transactions in Company Stock.

2016 “Say-on-Pay” Advisory Vote to Approve Executive Compensation
Starbucks provides shareholders an advisory vote to approve its executive compensation program under Section 14A of the Exchange Act. At our 2016 Annual Meeting of Shareholders, 97% of shareholders approved our advisory vote on executive compensation.
As discussed above, our executive compensation program was one of the topics discussed as part of our investor engagement process. During this process, we received overall positive feedback regarding the core structure and elements of our executive compensation program. These investors also were enthusiastic about the performance of the Company.
The Compensation Committee evaluated these results, considered investor feedback and took into account many other factors in evaluating Starbucks executive compensation programs as discussed in this Compensation Discussion and Analysis. The Committee also assessed the interaction of our compensation programs with our business objectives, input from F.W. Cook, and review of peer data, each of which is evaluated in the context of the Committee’s fiduciary duty to act as the directors determine to be in the best interests of the Company. While each of these factors bore on the Compensation Committee’s decisions regarding our NEOs’ compensation, the Committee did not make any changes to our executive compensation program and policies as a result of the strong 97% approval of our 2016 advisory vote on executive compensation.

Starbucks Corporation
2017 Proxy Statement

Risk Considerations
We believe that the design and objectives of our executive compensation program provide an appropriate balance of incentives for executives and avoid inappropriate risks. In this regard, our executive compensation program includes, among other things, the following design features:
•
Balanced mix of fixed versus variable compensation and cash-based versus equity-based compensation;

•
Variable compensation based on a variety of performance goals, including Company, business unit and, where appropriate, individual performance goals;

•
Compensation Committee discretion to lower annual incentive award amounts;

•
Balanced mix of short-term and long-term incentives;

•
Additional time-based vesting requirements for earned performance RSUs;

•
Stock ownership and holding requirements;

•
Anti-hedging and pledging policies that apply to all partners; and

•
Clawback policy (our Recovery of Incentive Compensation Policy, described below in this section).

F.W. Cook performed an annual assessment of our compensation objectives, philosophy, and forms of compensation and benefits for all partners, including executives, to determine whether the risks arising from such policies or practices are reasonably likely to have a material adverse effect on the Company. Based upon this review, management and the Compensation Committee concluded that our compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company, and F.W. Cook supported this conclusion. A report summarizing the results of this assessment was reviewed and discussed with the Compensation Committee at its September 2016 meeting.
Review of Tally Sheet Information
The Compensation Committee generally considers the following information for each executive when setting compensation: (i) the targeted value of base pay, annual incentive bonus target, equity grants and other benefits; and (ii) the accumulated value of  “in-the-money” outstanding equity grants broken out by (a) exercisable value for options and (b) unvested value for options and RSUs. This information helps the Compensation Committee understand the total compensation being delivered to executives and the long-term retentive elements in place for executives. This information is considered by the Compensation Committee, along with market data, performance and the other factors discussed above in setting executive compensation.
Internal Pay Equity
The Compensation Committee considers internal pay equity, among other factors, when making compensation decisions. However, the Compensation Committee does not use a fixed ratio or formula when comparing compensation among executive officers.
Our chairman and ceo is compensated at a higher level than other executive officers due to his higher level of responsibility, authority, accountability and experience. For fiscal 2016, Mr. Schultz’s base salary was set at $1.5 million, which was last changed in 2013. Mr. Schultz receives a significant percentage of his pay in the form of long-term incentive compensation, in light of his responsibility for overall Company performance.
We believe the fiscal 2016 target total direct compensation for Mr. Schultz in relation to the compensation targeted for the other NEOs and to one another was reasonable and appropriate given each executive’s responsibilities and fiscal 2015 performance. For fiscal 2016, the differences in pay among our NEOs relative to each other and Mr. Schultz are based on market differences for the particular job, job responsibilities and scope, professional experience and adjustments for individual performance.
Employment Agreements and Termination Arrangements
We typically deliver an offer letter to an executive officer upon hire or promotion noting that the executive is employed “at will,” and these letters typically do not provide for severance upon termination. None of our NEOs have employment or severance agreements.
We may from time-to-time offer severance benefit arrangements for terminated or separated executives as part of a negotiated termination of employment in exchange for a release of claims against the Company and other covenants in the best interests of the Company.
None of our NEOs have any such severance benefit arrangement.
Change-in-Control Arrangements
We do not provide any special change-in-control benefits to executives. Our only change-in-control arrangement, which applies to all partners with equity compensation awards, is “double-trigger” accelerated vesting of equity. This means that under our equity plan, unvested stock options and unvested restricted stock units will accelerate vesting if  (i) there is a change in control and (ii) either (a) stock options and RSUs are assumed or substituted with equivalent stock options or restricted stock units of the surviving company and the partner is terminated or resigns for good reason within one year after the change in control or (b) stock options or RSUs are not assumed or substituted with stock options or RSUs of the surviving company, in which case they vest immediately upon a change in control. We believe it is appropriate to provide double-trigger accelerated equity vesting because it aligns executives’ interests with the interests of shareholders without providing an undue benefit to executives who continue to be employed following a change-in control transaction.
Executive Stock Ownership Guidelines
Our long-standing stock ownership guidelines were established for executive officers to encourage them to have a long-term equity stake in Starbucks, align their interests with shareholders, and mitigate potential

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION
compensation-related risk. The guidelines provide that each executive officer must hold a multiple of his or her annual base salary in Starbucks stock and include the following holding requirement:
Position	Ownership Requirement (multiple of base salary)
chairman and ceo	6x
executive officers	3x
other evps	2x
Each executive officer generally has five years to achieve the minimum ownership requirement. If an executive is not on track to meet the requirement by the end of the third year after becoming subject to the guidelines, he or she will be required to hold 50% of the net shares received upon the exercise of stock options and the vesting of RSUs. This holding requirement increases to 100% if the executive has not met the minimum ownership guideline by year five.
In addition to shares held outright, unvested RSUs that are subject only to a time-vesting condition count towards the ownership threshold. All of our NEOs exceed their current ownership requirement.
Clawback Policy (Recovery of Incentive Compensation Policy)
Starbucks “Clawback” policy allows the Company to seek reimbursement with respect to incentive compensation paid or awarded to executive officers (as designated by the board) where: (i) the payment of a bonus or equity award (or the vesting of such award) was predicated upon the achievement of financial results that were the product of fraudulent activity or that were subsequently the subject of a material negative restatement; and (ii) a lower or no bonus payment or equity award would have been made to executive officers (or lesser or no vesting would have occurred with respect to such award) based on the restated financial results (the financial results that would have pertained absent such fraudulent activity). The policy became effective, with respect to equity awards, beginning with awards granted in fiscal 2010 and, with respect to annual incentive bonuses, beginning with bonuses earned for fiscal 2010.
Equity Grant Timing Practices
Most equity grants occur on pre-established dates pursuant to our equity grant guidelines, with annual grants generally occurring on the later of the second business day after the public release of fiscal year-end earnings, or (if later) the Monday following the date the Compensation Committee approves the awards. Annual awards for partners are granted pursuant to a formula based on a specified dollar amount, with the number of shares and exercise price for each option grant determined based on the closing market price of our stock on the grant date and the number of shares for each RSU grant determined by dividing the dollar amount by the closing market price of our stock on the grant date. The Compensation Committee approves annual awards for partners at the senior vice president level and above. The Compensation Committee has delegated authority to the chairman and ceo and the president and coo to make annual grants, within certain parameters, to partners at the vice president level and below, and to newly hired or newly promoted partners with titles of senior vice president or below. All other new hire and promotion grants are approved by the Compensation Committee. Annual and initial awards for non-employee directors are approved by the board of directors. Annual awards for directors are granted at the same time as annual awards to executives, and initial awards are granted on the date the new director is appointed or elected to the board, if such date is a date that is open for trading under the Starbucks blackout policy, or as of the first open trading day after the new director is appointed or elected if such date is not open for trading under Starbucks blackout policy.
Anti-Hedging Policy
Starbucks Insider Trading Policy prohibits Starbucks partners from engaging in hedging transactions designed to offset decreases in the market value of Starbucks securities, including certain forms of hedging and monetization transactions, such as “zero-cost collars” and “prepaid variable forward contracts.”
Anti-Pledging Policy
Our Insider Trading Policy prohibits Starbucks partners from holding Starbucks stock in a margin account or pledging Starbucks stock as collateral for a loan. There is a limited exception to our policy prohibiting the pledging of Starbucks stock as collateral for a loan (not including margin debt, for which there is no exception to the prohibition). In order to be granted an exception, the partner must clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities and must request and receive approval from the general counsel of Starbucks prior to the documentation of the proposed pledge.
As of the date of this proxy statement, other than Mr. Schultz, there are no executive officers or directors who have Starbucks securities pledged as collateral for a loan. Mr. Schultz has 1,400,000 of his Starbucks shares pledged to secure a line of credit.
Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code prevents us from taking a tax deduction for compensation that does not qualify as performance-based and that is in excess of $1 million paid in any fiscal year to the chairman and ceo and the three other most highly compensated named executive officers serving at fiscal year-end (excluding the chief financial officer). The Compensation Committee considers the potential tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code and may seek to qualify certain elements

Starbucks Corporation
2017 Proxy Statement

of these executives’ compensation as performance-based while also delivering competitive levels and forms of compensation. To address one of the conditions for qualifying as performance-based compensation under Section 162(m), certain executive compensation decisions were approved by the Subcommittee during a portion of fiscal 2016 and reference to the Compensation Committee includes the Subcommittee. The Committee operates the EMBP under a shareholder-approved plan with the goal of satisfying the conditions to obtain deductibility of the annual bonus under Section 162(m).
We generally intend annual incentive bonuses and long-term incentive awards (stock options and performance-based RSUs) to be eligible to qualify as tax-deductible to Starbucks, but we have the flexibility to pay non-deductible compensation when necessary to achieve our executive compensation objectives. In addition, because there are uncertainties as to the application of regulations under Section 162(m), as with most tax matters, it is possible that our efforts to satisfy the conditions of Section 162(m) may be challenged or disallowed.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Starbucks 2016 Form 10-K and this proxy statement.
Respectfully submitted,
Myron E. Ullman, III (Chair)
Mary N. Dillon
James G. Shennan, Jr.
Clara Shih
Javier G. Teruel

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table sets forth information regarding the fiscal 2016, 2015 and 2014 compensation for our NEOs, except fiscal 2014 information for Mr. Johnson is not provided because he was not an NEO prior to fiscal 2015.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Howard Schultz chairman and chief executive officer	2016	1,500,000	—	7,546,811	9,362,066	3,187,500	219,121	21,815,498
	2015	1,500,000	—	7,482,977	6,886,300	4,005,000	217,076	20,091,353
	2014	1,500,000	—	6,294,559	10,242,944	2,926,875	502,076	21,466,454
Scott Maw executive vice president, chief financial officer	2016	727,404	—	1,741,585	1,263,192	637,500	15,750	4,385,431
	2015	632,500	—	1,424,049	740,127	844,388	13,308	3,654,372
	2014	511,633	—	712,367	576,242	397,144	18,004	2,215,390
Kevin Johnson president and chief operating officer(5)	2016	1,000,000	500,000	4,934,433	3,579,055	1,020,000	24,424	11,057,912
	2015	576,923	500,000	4,263,892	2,140,180	924,231	68,947	8,474,173
John Culver group president, Starbucks Global Retail	2016	727,558	—	2,031,850	1,473,724	990,000	20,992	5,244,124
	2015	633,300	—	1,533,436	796,967	855,588	17,697	3,836,988
	2014	625,205	—	4,091,435	985,214	608,481	22,584	6,332,919
Clifford Burrows group president, Siren Retail	2016	811,404	—	2,031,850	1,473,724	619,400	30,216	4,966,594
	2015	796,300	—	2,014,665	1,047,072	960,338	38,709	4,857,084
	2014	786,116	—	4,599,897	1,407,441	790,412	53,513	7,637,379
(1)
For Mr. Johnson, this represents his sign-on bonus, half of which was paid upon commencing employment with the company as president and chief operating officer and half on the one-year anniversary of his start date.

(2)
Represents the aggregate grant date fair value, as computed in accordance with FASB ASC Topic 718. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). The grant date fair values have been determined based on the assumptions and methodologies set forth in the Company’s Form 10-K (Note 12: Employee Stock and Benefit Plans) for that year. The grant date fair value for performance RSUs is reported based upon the probable outcome of the performance conditions on the grant date in accordance with SEC rules. The value of the annual performance RSU awards granted in fiscal year 2016 assuming achievement of the maximum performance level of 200% would have been: Mr. Schultz — $15,093,622; Mr. Maw — $3,483,170; Mr. Johnson — $9,868,866; Mr. Culver — $4,063,700; and Mr. Burrows — $4,063,700. RSUs reported for Mr. Johnson in fiscal 2015 represent his equity grant received at the time he joined the company as well as shares received as part of his non-employee director compensation prior to joining the company further described in footnote 5 below. Mr. Johnson’s fiscal 2015 new hire RSUs have a grant date fair value of  $4,086,906 and are not eligible for the 200% performance RSU maximum payout described above. The assumed expected term of stock options shown in the Company’s Form 10-K (Note 12: Employee Stock and Benefit Plans) is a weighted average expected term covering all optionees. However, Mr. Schultz’s historical practice of not exercising stock options until very late in their term requires us to apply a unique expected term assumption that exceeds eight years when valuing options granted to him for purposes of GAAP. In addition, in accordance with GAAP, the fair value of a stock option granted to a retirement-eligible partner will be expensed earlier than an identical stock option granted to a partner who is not retirement eligible. Mr. Schultz waived the accelerated vesting feature for options granted subsequent to fiscal year 2006.

(3)
These amounts represent annual bonus awards under the EMBP.

(4)
The table below shows the components of  “All Other Compensation” for the named executive officers.

(5)
Mr. Johnson joined the Company as our president and chief operating officer on March 1, 2015. In connection with his appointment, Mr. Johnson ceased participation in our non-employee director compensation program. Reportable compensation that he earned in fiscal 2015 prior to his appointment as an executive officer (including the grant date fair value of equity awards computed in accordance with FASB ASC Topic 718) consisted of an RSU grant with a grant date fair value of  $176,986 and $60,000 in fees paid in cash, which are reported in the Stock Awards and All Other Compensation columns of the fiscal 2015 row of this table.

Starbucks Corporation
2017 Proxy Statement

FISCAL 2016 ALL OTHER COMPENSATION TABLE
Name	Insurance Premiums ($)(1)	Retirement Plan Contributions ($)(2)	Security ($)(3)	Other ($)	Total ($)
Howard Schultz	5,871	13,250	200,000	—	219,121
Scott Maw	2,500	13,250	—	—	15,750
Kevin Johnson	4,497	16,927	—	3,000(4)	24,424
John Culver	4,742	13,250	—	3,000(4)	20,992
Clifford Burrows	4,896	13,250	—	12,070(5)	30,216
(1)
These amounts represent the premiums paid on behalf of our NEOs under our executive life and disability insurance plans.

(2)
These amounts represent Company matching contributions to the accounts of our NEOs in the Company’s 401(k) plan.

(3)
This amount represents the aggregate incremental costs to the Company of providing home security services and equipment to the chairman and ceo.

(4)
This amount is the cost of providing an annual physical examination.

(5)
This amount includes $9,070 in expenses related to Mr. Burrows’ expatriate tax preparation fees and $3,000 in incremental costs of providing an annual physical examination.

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION TABLES
FISCAL 2016 GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth information regarding fiscal 2016 annual incentive bonus awards and equity awards granted to our named executive officers in fiscal 2016.
				Potential Future Payouts Under Non-Equity Incentive Plan Awards			Potential Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Award	Approval Date	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Howard Schultz	Annual Incentive(3)			187,500	3,750,000	7,500,000
	Stock Options(4)	11/10/2015	11/16/2015								549,330	60.68	9,362,066
	Performance RSUs(5)	11/10/2015	11/16/2015				32,136	128,543	257,086				7,546,811
Scott Maw	Annual Incentive(3)			37,500	750,000	1,500,000
	Stock Options (4)	11/10/2015	11/16/2015								126,768	60.68	1,263,192
	Performance RSUs(5)	11/10/2015	11/16/2015				7,416	29,664	59,328				1,741,585
Kevin Johnson	Annual Incentive(3)			60,000	1,200,000	2,400,000
	Stock Options(4)	11/10/2015	11/16/2015								359,177	60.68	3,579,055
	Performance RSUs(5)	11/10/2015	11/16/2015				21,012	84,047	168,094				4,934,433
John Culver	Annual Incentive(3)			37,500	750,000	1,500,000
	Stock Options(4)	11/10/2015	11/16/2015								147,896	60.68	1,473,724
	Performance RSUs(5)	11/10/2015	11/16/2015				8,652	34,608	69,216				2,031,850
Clifford Burrows	Annual Incentive(3)			40,750	815,000	1,630,000
	Stock Options(4)	11/10/2015	11/16/2015								147,896	60.68	1,473,724
	Performance RSUs(5)	11/10/2015	11/16/2015				8,652	34,608	69,216				2,031,850
(1)
Annual option awards granted in November 2015 were approved by the independent directors on the recommendation of the Compensation Committee except for grants to Mr. Schultz, which were approved by the independent members of the board. In accordance with our equity grant timing policy in place at the time of the November 2015 grant, the grant date for the regular annual equity grant was the second business day after our fiscal 2015 earnings release; however, since the earnings release was before the November Compensation Committee and board meetings (November 10-11, 2015), the grant date, according to the policy, was the Monday following such meetings (Monday, November 16, 2015).

(2)
The grant date fair value for performance RSUs is reported based upon the probable outcome of the performance conditions at the grant date in accordance with SEC rules.

(3)
Reflects information regarding awards under the EMBP.

(4)
Reflects stock options that vest in four equal installments (subject to rounding of partial shares) beginning on the first anniversary of the grant date.

(5)
Reflects performance RSUs that vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date.

The following narrative provides further detail with respect to the information in the table above.
Equity Awards. The amount of stock options granted to executive officers for the fiscal 2016 annual equity award was based on a target value for the total equity award value. The number of stock options granted was calculated by dividing 40% of the total equity award value by a closing price multiplier. The closing price multiplier was equal to the closing market price of Starbucks stock on the date of grant multiplied by a Black-Scholes factor. The stock options shown in the table were awarded in early fiscal 2016. The target amount of performance RSUs for executive officers for the fiscal 2016 annual equity award was based on a target value for the total equity award value. The number of performance RSUs granted was calculated by dividing 60% of the total equity award value by the closing price of Starbucks stock on the date of grant.
All equity awards shown in this table were granted under the 2005 Key Employee Sub-Plan (“2005 Key Employee Plan”) to our 2005 Long-Term Equity Incentive Plan. The stock options have an exercise price equal to the closing market price of our common stock on the date of grant. The options granted as annual equity awards will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to continued employment with the Company, and expire 10 years after the date of grant.
Earned performance RSUs awarded to our NEOs in fiscal 2016 will vest, subject to continued employment, 50% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant. The final number of performance RSUs earned will be based on achievement of two-year EPS and ROIC goals, as further discussed in the “Long-Term Incentive Compensation” section of the Compensation Discussion and Analysis. All stock options will become fully vested and exercisable (i) if the recipient terminates his employment at or after the age of 55 and with at least 10 years of credited service with Starbucks (other than with respect to Mr. Schultz, as explained below) and (ii) under the circumstances described in the section below entitled “Potential Payments Upon Termination or Change in Control — Equity Acceleration.” Restricted stock units do not accelerate upon retirement or death.
Annual Incentive Plan Awards. These amounts reflect the potential threshold, target and maximum annual incentive bonus awards payable to our named executive officers under the EMBP for fiscal 2016. Amounts shown are calculated as a percentage of fiscal 2016 year-end base salary. See the discussion and analysis regarding the EMBP in the Compensation Discussion and Analysis section above for further information. Target bonus amounts assume achievement of the objective goals at the target amounts.

Starbucks Corporation
2017 Proxy Statement

Maximum bonus amounts assume achievement of the objective goals at the maximum amount of 200%. The named executive officers received actual bonus payouts under the Executive
Management Bonus Plan for fiscal 2016 in the amounts shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION TABLES
OUTSTANDING EQUITY AWARDS AT FISCAL 2016 YEAR-END TABLE
The following table provides information regarding stock options and restricted stock units held by our named executive officers as of October 2, 2016. No named executive officer has any other form of equity award outstanding.
		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Options (#) Total Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Options (#) Previously Exercised	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Howard Schultz	11/19/2007(3)	1,374,226	1,074,226	—	300,000	11.44	11/19/2017
	11/16/2009(3)	1,220,448	820,448	—	400,000	11.03	11/16/2019
	11/15/2010(3)	1,050,932	1,050,932	—	—	15.39	11/15/2020
	11/14/2011(3)	859,304	859,304	—	—	21.82	11/14/2021
	11/19/2012(3)	861,624	646,218	215,406	—	24.87	11/19/2022
	11/11/2013(4)							104,334	5,648,643
	11/11/2013(3)	687,424	343,712	343,712	—	40.50	11/11/2023
	11/17/2014(5)									200,436	10,851,605
	11/17/2014(3)	667,122	166,782	500,340		38.92	11/17/2024
	11/16/2015(6)									128,543	6,959,318
	11/16/2015(3)	549,330	—	549,330		60.68	11/16/2025
Scott Maw	11/15/2012(7)							8,258	447,088
	11/19/2012(3)	25,130	—	6,282	18,848	24.87	11/19/2022
	11/11/2013(4)							7,022	380,171
	11/11/2013(3)	46,268	23,136	23,132	—	40.50	11/11/2023
	2/18/2014(7)							4,056	219,592
	2/18/2014(3)	33,350	16,676	16,674	—	36.99	2/18/2024
	11/17/2014(5)									38,144	2,065,116
	11/17/2014(3)	126,958	31,740	95,218	—	38.92	11/17/2024
	11/16/2015(6)									29,664	1,606,009
	11/16/2015(3)	126,768	—	126,768	—	60.68	11/16/2025
Kevin Johnson	11/15/2010(8)	23,390	23,390	—	—	15.39	11/15/2020
	3/16/2015(9)							59,544	3,223,712
	3/16/2015(10)	323,290	107,764	215,526	—	47.02	3/16/2025
	11/16/2015(6)									84,047	4,550,305
	11/16/2015(3)	359,177	—	359,177	—	60.68	11/16/2025
John Culver	11/19/2012(7)							20,104	1,088,431
	11/19/2012(3)	136,424	102,318	34,106	—	24.87	11/19/2022
	11/11/2013(4)							19,662	1,064,501
	11/11/2013(3)	129,554	64,778	64,776	—	40.50	11/11/2023
	7/16/2014(11)									76,210	4,126,009
	11/17/2014(5)									41,074	2,223,746
	11/17/2014(3)	136,708	34,178	102,530	—	38.92	11/17/2024
	11/16/2015(6)									34,608	1,873,677
	11/16/2015(3)	147,896	—	147,896	—	60.68	11/16/2025
Clifford Burrows	11/14/2011(3)	214,826	214,826	—	—	21.82	11/14/2021
	11/19/2012(3)	125,654	94,242	31,412	—	24.87	11/19/2022
	11/11/2013(4)							28,090	1,520,793
	11/11/2013(3)	185,076	92,540	92,536	—	40.50	11/11/2023
	7/16/2014(11)									76,210	4,126,009
	11/17/2014(5)									53,964	2,921,611
	11/17/2014(3)	179,610	44,904	134,706	—	38.92	11/17/2024
	11/16/2015(6)									34,608	1,873,677
	11/16/2015(3)	147,896	—	147,896	—	60.68	11/16/2025
(1)
Value is calculated by multiplying the number of restricted stock units (“RSUs”) that have not vested by the closing market price of our stock ($54.14) as of the close of trading on September 30, 2016 (the last trading day prior to our October 2, 2016 fiscal year-end).

(2)
Value is calculated by multiplying the number of RSUs that may be earned upon achievement of target performance by the closing market price of our stock ($54.14) as of the close of trading on September 30, 2016; actual number of RSUs earned will be based upon performance against applicable adjusted EPS and ROIC goals.

(3)
Options vest in four equal annual installments (subject to rounding of partial shares), beginning on the first anniversary of the grant date.

(4)
Earned performance RSUs vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date.

(5)
Reflects the number of RSUs that may be earned upon achievement of target performance; actual number of RSUs earned is based on the fiscal 2016 adjusted EPS and ROIC goals.

(6)
Reflects the number of RSUs that may be earned upon achievement of target performance; actual number of RSUs earned will be based on the fiscal 2016-2017 adjusted EPS and ROIC goals.

(7)
Time-based RSUs vest 50% on the second anniversary of the grant date and 50% on the fourth anniversary of the grant date.

(8)
Options vest 100% on the first anniversary of the grant date.

(9)
Performance RSUs vest in three equal annual installments (subject to rounding of partial shares), beginning on the first anniversary of the grant date, subject to the attainment of a performance threshold of positive calendar year 2015 adjusted net income.

(10)
Options vest in three equal annual installments (subject to rounding of partial shares), beginning on the first anniversary of the grant date.

(11)
Performance RSUs vest 60% on the third anniversary of the grant date, and 20% on each of the fourth and fifth anniversaries of the grant date, subject to the attainment of a performance threshold of positive fiscal 2015 adjusted net income.

Starbucks Corporation
2017 Proxy Statement

FISCAL 2016 OPTION EXERCISES AND STOCK VESTED
The following table provides information regarding stock options that were exercised by our named executive officers and stock awards (restricted stock units) that vested during fiscal 2016. Option award value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of common stock acquired on the date of exercise. Stock award value realized is calculated by multiplying the number of shares shown in the table by the closing price of our stock on the date the stock awards vested. As illustrated by the “Grant Date” column in the table below, Value Realized on Exercise and Value Realized on Vesting represent long-term gain over many years.
		Option Awards		Stock Awards
Name	Grant Date	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Howard Schultz	11/19/2012			174,908	10,749,846
	11/11/2013			104,334	6,455,145
Scott Maw	11/19/2012	18,848	694,701
	11/19/2012			5,100	313,446
	11/11/2013			7,023	434,513
	2/18/2014			4,056	231,030
Kevin Johnson	11/17/2014			4,624	279,983
	3/16/2015			29,774	1,776,615
John Culver	11/15/2010	20,214	832,756
	11/14/2011	125,316	4,374,606
	11/19/2012			27,694	1,702,073
	11/11/2013			19,663	1,216,550
Clifford Burrows	11/15/2010	100,632	4,728,335
	11/19/2012			25,506	1,567,599
	11/11/2013			28,091	1,737,990
NONQUALIFIED DEFERRED COMPENSATION
Management Deferred Compensation Plan
The NEOs are eligible to participate in the Management Deferred Compensation Plan (“MDCP”), a nominally funded, non-qualified plan, the benefits of which are paid by Starbucks out of our general assets. The plan is subject to the requirements of Section 409A of the Internal Revenue Code. In September 2008, the board of directors approved an amended and restated plan document to conform it to Section 409A requirements effective January 1, 2009. Deferred compensation earned prior to 2005 is not subject to Section 409A requirements and continues to be governed under the terms of the plan and the tax laws in effect on or before December 31, 2004, as applicable.
We maintain a trust agreement with an independent trustee establishing a rabbi trust for the purpose of funding benefits payable to participants (including each of our NEOs) under our MDCP. It is currently funded with a nominal amount of cash.
Deferrals. Participants may defer up to 70% of base salary to the MDCP and up to 95% of bonuses paid under the EMBP so long as they are eligible and enroll during the annual enrollment window that takes place prior to the start of each fiscal year. The Company does not provide matching contributions to the plan.
Earnings. As a nominally funded, non-qualified plan, the MDCP uses measurement benchmarks to credit earnings on compensation deferred under the plan. Those measurement benchmarks are based on the same funds available under our 401(k) plan. Participants select which measurement funds they wish to have their account allocated to and may change how deferred compensation is allocated to the measurement funds at any time, subject to certain redemption fees and other limitations imposed by frequent trading restrictions and plan rules. Changes generally become effective as of the first trading day following the change.
In-Service Withdrawals and Separations from Service Distributions. At the time of making the deferral election for a particular year, a participant elects when the associated deferred compensation will be distributed. In general, the participant can receive scheduled “in-service” withdrawals or hardship withdrawals while still employed or have distributions paid on separation from service. The specific distribution options depend on whether the deferred compensation was earned before or after January 1, 2005 and is subject to other plan rules.
For separation from service distributions, account balances resulting from the Company match and deferred compensation earned on and after January 1, 2005 can be paid either in a lump sum or in up to 10 annual installments, in each case beginning within 60 days of

Starbucks Corporation
2017 Proxy Statement

EXECUTIVE COMPENSATION TABLES
separation or one year after separation. For partners who became newly eligible on or after October 1, 2010 and certain other partners, separation from service distributions can be paid either in a lump sum or amortized over a period of two to five years, in each case beginning within 60 days of separation or one year after separation. If a participant is considered a “specified employee” on his or her separation date, Section 409A requires that the payments be delayed for six months after such separation date. Account balances resulting from pre-2005 deferred compensation can be distributed either in a lump sum within 60 days of separation or, if the participant is at least age 65 on his or her separation date, in up to 10 annual installments. Retirement age under the MDCP is age 65, and no NEO was retirement eligible under the MDCP during fiscal 2016.

FISCAL 2016 NONQUALIFIED DEFERRED COMPENSATION TABLE
The following table shows contributions, earnings, withdrawals and distributions during fiscal 2016 and the account balances as of October 2, 2016 for our NEOs under the Management Deferred Compensation Plan.
Name	Executive Contributions in Fiscal 2016 ($)(1)	Aggregate Earnings (Loss) in Fiscal 2016 ($)(2)	Aggregate Withdrawals/ Distribution ($)	Aggregate Balance at Fiscal 2016 Year-End ($)(3)
Howard Schultz	—	66,515	—	728,168
Scott Maw	—	—	—	—
Kevin Johnson	—	—	—	—
John Culver	316,629	197,173	—	2,359,277
Clifford Burrows	—	33,697	—	446,002
(1)
This amount was deferred from Mr. Culver’s fiscal 2016 base salary and which is reported in the “Salary” column of the Summary Compensation Table for fiscal 2016 and from Mr. Culver’s fiscal 2015 Executive Management Bonus Plan award that was paid in fiscal 2016 and reported in the “Non-Equity Incentive Plan” column of the Summary Compensation Table for fiscal 2015.

(2)
We do not provide above-market or preferential earnings on MDCP contributions, so these amounts were not reported in the Summary Compensation Table. MDCP participants can select only from the investment funds that are available under our 401(k) plan.

(3)
Of these balances, the following amounts were reported as executive and Company contributions in Summary Compensation Tables in prior-year proxy statements: Mr. Schultz — $437,631; Mr. Maw — $0; Mr. Johnson — $0; Mr. Culver — $1,029,809; and Mr. Burrows — $317,558. Compensation for Mr. Maw was not subject to reporting in proxy statements prior to 2015. Mr. Johnson joined the company in 2015. The information in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements, rather than additional currently earned compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We do not provide special change-in-control benefits to executives. Our only change-in-control arrangement, which applies to all partners, is accelerated vesting of certain equity awards. We may from time-to-time offer a severance benefit arrangement for terminated or separated executives as part of a negotiated termination of employment in exchange for a release of claims against the Company and other covenants determined to be in the best interests of the Company. None of our NEOs for fiscal 2016 had any such severance benefit arrangement.
Equity Acceleration
Acceleration Upon Change in Control. No named executive officer is entitled to any payment or accelerated benefit in connection with a change in control of Starbucks, or a change in his or her responsibilities following a change in control, except for accelerated vesting of stock options and restricted stock units granted under our 2005 Key Employee Plan. The 2005 Key Employee Plan has detailed definitions of  “change in control” and resigning “for good reason.” Generally speaking, a change in control occurs if: (i) we sell or liquidate all our assets; (ii) someone acquires 25% or more of our stock without prior approval of our board of directors; (iii) a majority of our directors is replaced in any
36-month period other than by new directors approved by existing directors; or (iv) Starbucks is not the surviving company after any merger.
The 2005 Key Employee Plan is a “double trigger” plan, meaning that unvested stock options and unvested restricted stock units vest immediately only if  (i) there is a change in control and (ii) if stock options and restricted stock units are assumed or substituted with stock options or restricted stock units of the surviving company, the partner is terminated or resigns for good reason within one year after the change in control. Generally speaking, a resignation is “for good reason” if it results from the resigning partner: (i) having materially reduced responsibilities; (ii) being placed in a new role that is inconsistent with the pre-change-in-control role; (iii) having his or her base salary or target incentive compensation reduced; or (iv) having his or her primary work location moved by more than 50 miles. If stock options or restricted stock units are not assumed or substituted with stock options or restricted stock units of the surviving company, they vest immediately upon a change in control. We believe “double-trigger” acceleration is appropriate because vesting is accelerated only if the retention purpose of time-vested equity compensation is defeated, which occurs upon a change in control only for partners who lose their long-term incentive compensation

Starbucks Corporation
2017 Proxy Statement

opportunity because the acquiring company does not assume or substitute awards or the partners lose their jobs or resign for good reason. Performance RSUs granted are treated in the same manner as restricted stock units noted above once the performance period is complete and the amount of award is determined. Prior to completion of the performance period, performance RSUs do not accelerate upon a change in control and are forfeited if not assumed or substituted with awards of the surviving company.
Acceleration Upon Retirement or Death. The vesting of all options accelerates in full upon the voluntary termination of employment of any partner who satisfies the criteria for “retirement” under the 2005 Key Employee Plan, meaning the partner is at least 55 years old and has a minimum of 10 years of credited service with Starbucks, unless otherwise provided in the grant agreement. Vesting of all options also accelerates upon the partner’s death. Restricted stock units do not accelerate upon retirement or death.
Basis of Valuation. The following table shows the estimated potential incremental value of additional stock options and restricted stock units that would have vested for our NEOs as of September 30, 2016 (the last business day of fiscal 2016) under the acceleration scenarios described above. For stock options, the value is based on the difference between the aggregate exercise price of all accelerated options and the aggregate market value of the underlying shares as of September 30, 2016 calculated based on the closing market price of our stock on that day ($54.14). Accelerated restricted stock unit award value is calculated by multiplying the number of accelerated shares by the closing market price of our stock on September 30, 2016 ($54.14). Of the named executive officers, Messrs. Schultz, Burrows and Culver satisfied the criteria for “retirement” under the 2005 Key Employee Plan as of September 30, 2016. “Retirement,” as defined under the Plan, means voluntary termination of employment after attainment of age 55 and at least 10 years of service with the Company. Mr. Schultz has voluntarily waived accelerated vesting of options upon retirement for each stock option grant he has received since he became retirement eligible. Mr. Schultz agreed to forgo this accelerated retirement vesting so the Company would not be required to immediately accelerate the expense for his option awards in our financial statements.
Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the time during the year of any such event, the Company’s stock price and the executive’s age.

	Value of Accelerated Equity Awards ($)
Name	Change in Control Only	Change in Control with No Replacement Equity	Change in Control plus Qualifying Termination	Death	Retirement
Howard Schultz	—	42,072,127	42,072,127	18,612,561	N/A
Scott Maw	—	6,953,257	6,953,257	2,235,281	N/A
Kevin Johnson	—	9,308,023	9,308,023	1,534,006	N/A
John Culver	—	13,819,535	13,819,535	3,443,171	3,443,171
Clifford Burrows	—	14,675,072	14,675,072	4,232,982	4,232,982

Starbucks Corporation
2017 Proxy Statement

PROPOSAL 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking shareholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal Number 2 above should occur every year, every two years or every three years. The company has had annual votes starting with the 2012 annual meeting.
While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of shareholders. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our shareholders on corporate governance matters (including the Company’s practice of having all directors elected annually and annually providing shareholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and our executive compensation philosophy, policies and practices.
This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the board of directors. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the board’s recommendation. Although non-binding, the board and the Compensation Committee will carefully review the voting results. Notwithstanding the board’s recommendation and the outcome of the shareholder vote, the board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoptions of material changes to compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.
Starbucks Corporation
2017 Proxy Statement

PROPOSAL 4 — RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. As a matter of good corporate governance, the Audit Committee requests that shareholders ratify its selection of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for fiscal 2017. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during fiscal 2017 if it determines that such a change would be in the best interests of the Company and our shareholders. In addition to the selection of the firm and in conjunction with the mandated rotation of Deloitte’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of Deloitte’s new lead engagement partner. Deloitte’s fees for its services for fiscal 2016 and fiscal 2015 are reported in the table below. The members of the Audit Committee and the board believe that the continued retention of Deloitte to serve as the Company’s independent external auditor is in the best interests of the Company and its investors. We expect that representatives of Deloitte will be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee reviews a description of the scope of services falling within pre-designated fee categories and imposes specific budgetary guidelines. The following table sets forth the aggregate fees from Deloitte, which were in compliance with the pre-approval policy, for fiscal 2016 and fiscal 2015:
Type of Fees	Fiscal 2016	Fiscal 2015
Audit Fees	$6,020,000	$6,516,000
Audit-Related Fees	$266,000	$154,000
Tax Fees	$332,000	$522,000
All Other Fees	$—	$—
Total	$6,618,000	$7,192,000
Audit Fees consist of fees paid to Deloitte for:
•
the audit of the Company’s annual financial statements included in the Annual Report on Form 10-K and review of financial statements included in the Quarterly Reports on Form 10-Q;

•
the audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and

•
services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Audit
Fees. This category includes fees related to audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments and consultations concerning financial accounting and reporting standards.
Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, return preparation, tax audits and customs and duties.
All Other Fees consist of fees for permitted services other than those that meet the criteria above.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte and has concluded that it is.

Starbucks Corporation
2017 Proxy Statement

PROPOSAL 4 — RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for appointing, setting compensation for and overseeing Deloitte’s work. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by Deloitte. The policy is available at www.starbucks.com/about-us/company-information/corporate-governance. The policy provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific services that are eligible for general pre-approval, and provides specific cost limits for each such service on an annual basis. The policy requires specific pre-approval of all other permitted services. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence. The Audit Committee’s charter delegates to its chair the authority to address any requests for pre-approval of services between Audit Committee meetings, and the chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve any permitted services.
Requests for pre-approval for services that are eligible for general pre-approval must be submitted to our controller and be detailed as to the services to be provided and the estimated total cost. The controller then determines whether the services requested fall within the detailed guidance of the Audit Committee in the policy as to the services eligible for general pre-approval. Deloitte and management must report to the Audit Committee on a timely basis regarding the services provided by Deloitte in accordance with general pre-approval.

AUDIT COMMITTEE REPORT
As part of fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended October 2, 2016 with management and Deloitte. The Audit Committee also discussed with Deloitte those matters required to be discussed under Public Company Accounting Oversight Board standards, including those required by Auditing Standard No. 1301. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in Starbucks Annual Report on Form 10-K (17 CFR 249.310) for the fiscal year ended October 2, 2016 for filing with the SEC.
Respectfully submitted,
Mellody Hobson (Chair)
Robert M. Gates
Joshua Cooper Ramo
Javier G. Teruel
Craig E. Weatherup

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL 2017.
Starbucks Corporation
2017 Proxy Statement

PROPOSAL 5 — SHAREHOLDER PROPOSAL REGARDING AMENDMENT TO PROXY ACCESS BYLAW
Mr. James McRitchie has notified the Company that he intends to submit the following proposal at this year’s Annual Meeting. As explained below, our board unanimously recommends that you vote “AGAINST” this shareholder proposal. Mr. McRitchie beneficially owns 100 shares of Starbucks common stock. We will provide the address of the individual submitting this proposal promptly upon a shareholder’s oral or written request. The proponent is responsible for the content of the proposal, for which we and our board accept no responsibility.

SHAREHOLDER PROPOSAL REGARDING AMENDMENT TO PROXY ACCESS BYLAW
RESOLVED: Shareholders of Starbucks Corporation (the “Company”) ask the board of directors (the “Board”) to amend its “Proxy Access for Director Nominations” bylaw, and any other associated documents, to include essential elements for substantial implementation to better facilitate meaningful proxy access by more shareholders as follows:
1. The number of “Proxy Access Nominees” eligible to appear in proxy materials shall be 25% of the directors then serving or 2, whichever is greater. Current bylaws restrict the “Authorized Number” of Proxy Access Nominees to 20% or 2, whichever is greater. Under the current 13-member board, this change would ensure shareholders a meaningful proportion of representation with 3 directors, instead of 2.
2. No limitation shall be placed on the number of stockholders that can aggregate their shares to achieve the 3% “Required Shares” for an “Eligible Shareholder.” Under current provisions, even if the 20 largest public pension funds were able to aggregate their shares, they would not meet the 3% criteria at most of companies examined by the Council of Institutional Investors. Allowing an unlimited number of shareholders to aggregate shares will facilitate greater participation by individuals and institutional investors in meeting the “Required Shares,” which are 3% of the outstanding shares entitled to vote generally in the election of directors.
3. No limitation shall be imposed on the re-nomination of “Proxy Access Nominees” based on the number or percentage of votes received in any election. Such limitations do not facilitate the shareholders’ traditional state law rights and add unnecessary complexity.

SUPPORTING STATEMENT
The SEC’s universal proxy access Rule 14a-11 (https://www.sec.gov/rules/final/2010/33-9136.pdf) was vacated after a court decision regarding the SEC’s cost-benefit analysis. Therefore, proxy access rights must be established on a company-by-company basis. Subsequently, Proxy Access in the United States: Revisiting the Proposed SEC Rule (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1) a cost-benefit analysis by CFA Institute, found proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption,” raising US market capitalization by up to $140.3 billion. Public Versus Private Provision of Governance: The Case of Proxy Access (http://ssrn.com/abstract=2635695) found a 0.5 percent average increase in shareholder value for proxy access targeted firms.
Proxy Access: Best Practices
(http://www.cii.org/files/publications/misc/08_05_15_Best%20Practices%20-%20Proxy%20Access.pdf) by the Council of Institutional Investors, “highlights the most troublesome provisions” in recently implemented proxy access bylaws. Although the Company’s board adopted a proxy access bylaw in September 2016, it contains troublesome provisions, as addressed above, that significantly impair the ability of shareholders to participate as Eligible Shareholders, the ability of Proxy Access Nominees to effectively serve if elected, and the ability of Proxy Access Nominees to run again if they receive less than 25% of the vote. Adoption of all the requested amendments would largely remedy these issues and would better ensure meaningful proxy assess is eligible to a greater number of shareholders.
Increase Shareholder Value
Vote for Shareholder Proxy Access Amendment — Proposal 5

Starbucks Corporation
2017 Proxy Statement

PROPOSAL 5 — SHAREHOLDER PROPOSAL REGARDING AMENDMENT TO PROXY ACCESS BYLAW
BOARD RECOMMENDATION
The Starbucks board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:
In September 2016, the Company adopted a proxy access bylaw which we believe strikes the appropriate balance between providing our shareholders a useful proxy access process while balancing the interests of all of our shareholders.
Our proxy access bylaw permits a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding shares of common stock continuously for at least three years, to nominate and include in our annual meeting proxy materials director nominees constituting up to 20% of the board (but not less than two nominees), subject to the requirements specified in our bylaws.
The Company adopted proxy access following our shareholders’ vote supporting proxy access at the 2016 annual meeting of shareholders. The proxy access bylaw terms we adopted were informed by our outreach discussions with many of our top shareholders, who collectively represented over 30% of the total shares outstanding, as to proxy access parameters they believed were appropriate for the Company. We also analyzed the terms adopted by other Fortune 500 companies and input from governance experts. After taking into consideration the views of our shareholders and the analysis described above, we adopted what we believe is an appropriate and effective proxy access framework that is consistent with market practice and provides meaningful proxy access rights to shareholders, while balancing the need to protect the interests of all of our shareholders. The Company believes that the changes advocated by the proponent are not necessary to provide for an appropriate and meaningful proxy access process and may be potentially disruptive to the effective functioning of our board.
Our proxy access bylaw allows eligible shareholders to nominate up to the greater of two nominees or 20% of the board. This accomplishes the proxy access objective of providing shareholders the opportunity to pursue meaningful representation on the board for qualified individuals endorsed by a majority of shareholders. We believe that raising the potential level of representation to 25% of the board could have unintended consequences that could have an adverse impact on shareholder value, including laying the groundwork for effecting a change of control, encouraging the pursuit of special interests at the expense of a more encompassing and long-term strategic view, and otherwise disrupting the effective functioning of the board.
Our proxy access bylaw allows groups of up to 20 shareholders to aggregate their holdings to meet the 3% ownership threshold. A 20-shareholder limit has been widely adopted by companies that have adopted proxy access and is widely endorsed among institutional shareholders. A group of investment funds under common management and investment control counts as a single shareholder for this purpose, as do any two or more funds under common management and funded primarily by a single employer, or that are a part of a family of funds. The shareholder proposal would place no limit on the size of the group, which could be unworkable and could impose a significant administrative burden on the Company.
Our proxy access bylaw provides that a candidate who does not receive at least 25% of the shares present and entitled to vote in the election of directors may not be nominated as a proxy access candidate for the following two years. This provision is designed solely to prevent shareholders from abusing the proxy access process and forcing the Company to incur the administrative burden and expense associated with responding to proxy access for candidates whom shareholders did not meaningfully support.
In addition to proxy access, Starbucks has a number of corporate governance measures in place that further support the accountability of the board to our shareholders, including (1) a robust shareholder engagement program through which we connect with top shareholders regularly to discuss and obtain their views on corporate governance matters and other issues important to all shareholders, including proxy access, (2) an annual election of all directors, (3) majority voting in the election of directors, and (4) the ability of shareholders owning ten percent of our stock to have the board call a special meeting of shareholders.
We believe that our recently adopted proxy access bylaw is consistent with market practice and strikes the appropriate balance between providing a useful proxy access process and mitigating potential misuse. We believe that the changes advocated by the proponent are unnecessary and could be detrimental to shareholder value. Accordingly, we do not believe it is in the best interests of the Company and its shareholders to change our proxy access bylaw as outlined in the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL NUMBER 5.
Starbucks Corporation
2017 Proxy Statement

OTHER BUSINESS
The board of directors knows of no other matters that properly may be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of October 2, 2016 regarding total shares subject to outstanding stock options and rights and total additional shares available for issuance under our existing equity incentive and employee stock purchase plans.
(a) Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	39,552,755	24.20(1)	97,893,742(2)
Equity compensation plans not approved by security holders	—	—	2,651,562(3)
Total	39,552,755	24.20(1)	100,515,304
(1)
The weighted-average exercise price takes into account 8,271,143 shares under approved plans issuable upon vesting of outstanding restricted stock units, which have no exercise price. The weighted average exercise price solely with respect to options outstanding under the approved plans is $30.60.

(2)
Consists of 86,656,605 shares remaining available for issuance under the 2005 Long-Term Equity Incentive Plan and 11,237,137 shares remaining available for issuance under the 1995 Employee Stock Purchase Plan. Shares available for issuance under the 2005 Long-Term Equity Incentive Plan may be issued pursuant to stock options, restricted stock, restricted stock units and stock appreciation rights.

(3)
Consists of shares remaining available for issuance under the UK Share Incentive Plan.

Starbucks Corporation
2017 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REVIEW AND APPROVAL OF RELATED-PERSON TRANSACTIONS
Under the Audit Committee’s charter, and consistent with NASDAQ rules, any material potential or actual conflict of interest or transaction between Starbucks and any “related person” of Starbucks must be reviewed and approved or ratified by the Audit Committee. SEC rules define a “related person” of Starbucks as any Starbucks director (or nominee), executive officer, 5%-or-greater shareholder or immediate family member of any of these persons.
Our board of directors has adopted a written Policy for the Review and Approval of Related-Person Transactions Required to Be Disclosed in Proxy Statements, which states that it is the policy of Starbucks not to participate in “related person” transactions. In select circumstances, if the transaction provides Starbucks with a demonstrable and significant strategic benefit that is in the best interests of Starbucks and its shareholders and has terms that are competitive with terms available from unaffiliated third parties, then the Audit Committee may approve the transaction. The policy also provides that any “related person” as defined above must notify the chair of the Audit Committee before becoming a party to, or engaging in, a potential related-person transaction that may require disclosure in our proxy statement under SEC rules, or if prior approval is not practicable, as soon as possible after engaging in the transaction. Based on current SEC rules, transactions covered by the policy include:
•
any individual or series of related transactions, arrangements or relationships (including, but not limited to, indebtedness or guarantees of indebtedness), whether actual or proposed;

•
in which Starbucks was or is to be a participant;

•
the amount of which exceeds $120,000; and

•
in which the related person has or will have a direct or indirect material interest. Whether the related person has a direct or indirect material interest depends on the significance to investors of knowing the information in light of all the circumstances of a particular case. The importance to the person having the interest, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors.
The Audit Committee chair has the discretion to determine whether a transaction is or may be covered by the policy. If the chair determines that the transaction is covered by the policy, then the transaction is subject to full Audit Committee review and approval. The Audit Committee’s decision is final and binding. Additionally, the Audit Committee chair has discretion to approve, disapprove or seek full Audit Committee review of any immaterial transaction involving a related person (i.e. a transaction not otherwise required to be disclosed in the proxy statement).
In considering potential related-person transactions, the Audit Committee looks to SEC and NASDAQ rules, including the impact of a transaction on the independence of any director. Once the Audit Committee has determined that (i) the potential related-person transaction will provide Starbucks with a demonstrable and significant strategic benefit that is in the best interests of Starbucks and its shareholders and (ii) that the terms of the potential related-person transaction are competitive with terms available from unaffiliated third parties, the Audit Committee may consider other factors such as:
•
whether the transaction is likely to have any significant negative effect on Starbucks, the related person or any Starbucks partner;

•
whether the transaction can be effectively managed by Starbucks despite the related person’s interest in it;

•
whether the transaction would be in the ordinary course of our business; and

•
the availability of alternative products or services at comparable prices.

RELATED-PERSON TRANSACTIONS SINCE THE BEGINNING OF FISCAL 2016
During fiscal 2016, Mr. Schultz made personal use of a Company-owned aircraft for which he reimbursed the Company at its aggregate incremental cost. Mr. Schultz’s reimbursements for flights taken on the Company-owned aircraft during fiscal 2016 totaled $129,773. The Audit Committee approved this aircraft transaction.
Additionally, at the end of fiscal 2013, Starbucks entered into a series of agreements under which Starbucks acquired the right to use an aircraft leased by an entity owned by Mr. Schultz (“Sublessor”) to address the Company’s need for additional flight capacity for business purposes. Under an exclusive sublease agreement with the Sublessor, Starbucks subleases and operates the aircraft for a monthly rent of  $269,297 and is responsible for the operation of the aircraft, aircraft maintenance, insurance and all other overhead costs. The sublease will terminate upon Mr. Schultz’s discontinuation of day-to-day activities in Starbucks management or may be terminated sooner by either party upon 45 days’ notice. Starbucks and Mr. Schultz also entered into an agreement pursuant to which Mr. Schultz pays Starbucks for his personal use of the aircraft. These amounts are calculated on a fully allocated cost basis and include, among other things, crew services, maintenance, insurance, fuel, support services and associated overhead. Pursuant to the agreement, Mr. Schultz paid to Starbucks a one-time deposit of $498,477, equal to one and one-half times the estimated

Starbucks Corporation
2017 Proxy Statement

monthly costs for his personal use of the aircraft in the first year. The deposit is subject to adjustment by Starbucks based on changes to the estimated annual costs for Mr. Schultz’s personal use in future years. The agreement also provides for Mr. Schultz to pay to Starbucks monthly advance payments based upon estimated annual costs for his personal use. For certain personal flights for which Mr. Schultz is not permitted by the Federal Aviation Administration to reimburse Starbucks on a fully allocated basis, he reimburses Starbucks for twice the cost of fuel under a separate time sharing agreement between the Company and Mr. Schultz. At the end of each fiscal year, the amounts required to be paid by Mr. Schultz under these aircraft use agreements are reconciled with the amounts advanced by Mr. Schultz. For fiscal 2016, after reconciliation, including reimbursement to Mr. Schultz for advance overpayments made in fiscal 2016, the amounts paid by Mr. Schultz under these aircraft use agreements totaled $2,638,943. For fiscal 2017, Mr. Schultz’s monthly payments are $374,103 based upon his estimated annual usage in fiscal 2017. At the end of fiscal 2017, the costs required to be paid by Mr. Schultz for his actual personal use in fiscal 2017 will be reconciled with his advance payments.
Starbucks also entered into a hangar space lease with an entity owned by Mr. Schultz (“Tenant”) under which Starbucks leases a portion of the Company’s hangar to the Tenant for parking the aircraft and Starbucks receives rent calculated based on a pro-rata portion of the maintenance, utilities and other expenses paid by Starbucks for the hangar. The hangar space lease became effective on June 1, 2014 after approval by the lessor of the ground lease on which the hangar is located. For fiscal 2016, the total rent paid by Tenant under the hangar space lease was $271,099. Prior to the effective date of the hangar space lease, the value of the hangar space was included in the fully allocated cost paid by Mr. Schultz for the use of the aircraft. For 2017, monthly rent under the hangar lease is estimated to be $22,954 subject to adjustment based on Starbucks actual costs. The hangar space lease terminates no later than the tenth anniversary of Mr. Schultz’s discontinuation of day-to-day activities in Starbucks management or the expiration of the underlying ground lease on which the hangar is located.
Additionally, (i) each of Starbucks and Mr. Schultz entered into separate non-exclusive sublease agreements for the aircraft with Sublessor and (ii) Starbucks and Mr. Schultz entered into a support services agreement to take effect upon the termination of the exclusive sublease agreement described above and to continue for a period of ten years after Mr. Schultz’s discontinuation of day-to-day activities in Starbucks management. Under this follow-on arrangement, Mr. Schultz will sublease the aircraft directly from the Sublessor and operate it (using support services provided by the Company) for all flights (other than business flights operated by Starbucks) and will be responsible for all costs associated with the aircraft other than the direct operating cost of Starbucks flights. Starbucks will pay to Sublessor hourly rent (under a formula based on the amount of hours the aircraft is flown). Under the support services agreement, Mr. Schultz will pay Starbucks a fee for support services and will also be responsible for all aircraft operating costs, including crew services, maintenance, insurance, fuel and associated overhead that are required to enable Mr. Schultz to operate his own personal flights. The support services fee to be paid to Starbucks under the support services agreement will be determined based on market rates when the agreement takes effect based on an evaluation of third-party support/management fees for support services similar to those provided under the support services agreement.
The Audit Committee and independent members of the board of directors reviewed and approved these transactions pursuant to our Policy for the Review and Approval of Related-Person Transactions Required to Be Disclosed in Proxy Statement.

Starbucks Corporation
2017 Proxy Statement

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table sets forth information concerning the “beneficial ownership” of our common stock by: (i) those persons who we know to beneficially own more than 5% of our outstanding common stock; (ii) our current directors and nominees; (iii) the “named executive officers” listed in the Summary Compensation Table; and (iv) all of our current directors and executive officers as a group. Under SEC rules, “beneficial ownership” for purposes of this table takes into account shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act, which may result in a number that is different than the beneficial ownership number reported in forms filed pursuant to Section 16. Information is provided as of December 19, 2016 except as otherwise stated. An asterisk in the percent of class column indicates beneficial ownership of less than 1%. The beneficial owners listed have sole voting and investment power with respect to shares beneficially owned, except as to the interests of spouses or as otherwise indicated.
Name of Beneficial Owner	Shares(1)	Options(2)	Restricted Stock Units(3)	Deferred Stock Units(4)	Total Beneficial Ownership	Percent of Class(5)
Directors and Officers
Howard Schultz	38,199,198(6)	5,652,997	—	—	43,852,195	2.99%
William W. Bradley	19,014	119,772	4,634	25,968	169,388	*
Rosalind Brewer	—	—	—	—	—	—
Mary N. Dillon	—	3,480	—	2,154	5,634	*
Robert M. Gates	6,600	—	—	30,512	37,112	*
Mellody Hobson	430,262(7)	179,548	—	16,700	626,510	*
Kevin R. Johnson	86,510	220,949	—	—	307,459	*
Jørgen Vig Knudstorp	—	—	—	—	—	—
Satya Nadella	—	—	—	—	—	—
Joshua Cooper Ramo	5,868	60,000	—	26,799	92,667	*
James G. Shennan, Jr.	391,968(8)	53,310	4,634	38,473	488,385	*
Clara Shih	17,105	13,122	—	8,348	38,575	*
Javier G. Teruel	93,945	381,500	—	16,216	491,661	*
Myron E. Ullman, III	14,000	461,222	—	—	475,222	*
Craig E. Weatherup	38,466(9)	288,256	—	—	326,722	*
Clifford Burrows	135,882	1,064,151	—	—	1,200,033	*
John Culver	228,035	592,857	—	—	820,892	*
Scott Maw	50,381	152,832	—	—	203,213	*
All current directors and executive officers as a group (19) persons	39,804,711	9,606,053	9,268	165,170	49,580,072	3.4%
5% Shareholders
FMR LLC	98,215,721(10)	—	—	—	98,215,721	6.74%
BlackRock, Inc.	83,726,181(11)	—	—	—	83,726,181	5.74%
The Vanguard Group	83,679,860(12)	—	—	—	83,679,860	5.74%
(1)
Represents the number of shares of common stock beneficially owned on December 19, 2016.

(2)
Represents options that were exercisable on December 19, 2016 and options that become exercisable within 60 days of December 19, 2016.

(3)
Represents time-based restricted stock units granted November 21, 2016 and exercisable within 60 days of December 19, 2016.

(4)
Represents the number of common stock units held under our Deferred Compensation Plan for Non-Employee Directors.

(5)
Based on 1,457,110,000 shares of Starbucks common stock outstanding on December 19, 2016. Percent of class as of December 19, 2016 is calculated for each person and group by dividing the number of shares beneficially owned by the sum of the total shares outstanding plus the number of shares subject to securities beneficially owned by that person or group.

(6)
Includes 1,765,300 shares of common stock held by the Schultz Family Foundation as to which Mr. Schultz disclaims beneficial ownership and 550,181 shares held by a family-owned limited liability company. Also includes 3,350,000 shares of common stock held by Mr. Schultz’s spouse and 3,350,000 shares held in three grantor retained annuity trusts for which Mr. Schultz is the sole trustee and sole beneficiary. Mr. Schultz had 1,400,000 of his shares pledged to secure a line of credit.

(7)
Includes 283,146 shares of common stock held by The GWL Living Trust as to which Ms. Hobson disclaims beneficial ownership.

(8)
Consists of 124,880 shares held by Shennan Family Investments LLC, a limited liability company in which Mr. Shennan is a manager, 232,088 shares held by Shennan LLC, a limited liability company in which Mr. Shennan is a manager and 35,000 shares held in a trust of which Mr. Shennan or his spouse is a trustee for the benefit of members of the Shennan family.

(9)
Consists of 38,466 shares held in a trust of which Mr. Weatherup and his wife are trustees for the benefit of members of the Weatherup family.

(10)
FMR LLC stated in its Schedule 13G filing with the SEC on February 12, 2016 (the “FMR 13G filing”) that, of the 98,215,721 shares beneficially owned at December 31, 2015, it has (a) sole voting power with respect to 7,632,604 shares, (b) shared voting power with respect to no shares, and (c) sole power to dispose of 98,215,721 shares. According to the FMR 13G filing, the address of FMR LLC is 245 Summer Street, Boston,

Starbucks Corporation
2017 Proxy Statement

Massachusetts 02210. Abigail P. Johnson (Director, Vice Chair, CEO and President of FMR LLC) and FMR LLC, through its control of Fidelity, and the funds each have sole power to dispose of shares owned by the funds. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.
(11)
BlackRock, Inc. stated in its Schedule 13G filing with the SEC on February 10, 2016 (the “BlackRock 13G filing”) that, of the 83,726,181 shares beneficially owned at December 31, 2015, it has (a) sole voting power with respect to 69,823,259 shares, (b) shared voting power with respect to 97,280 shares, (c) sole power to dispose of 83,628,901 shares and (d) shared power to dispose of 97,280 shares. According to the BlackRock 13G filing, the address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(12)
The Vanguard Group stated in its Schedule 13G filing with the SEC on February 10, 2016 (the “Vanguard 13G filing”) that, of the 83,679,860 shares beneficially owned at December 31, 2015, it has (a) sole voting power with respect to 2,774,912 shares, (b) shared voting power with respect to 149,700 shares, (c) sole power to dispose of 80,736,134 shares and (d) shared power to dispose of 2,943,726 shares. According to the Vanguard 13G filing, the address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Our directors, executive officers and greater-than-10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) reports that they file. We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock. To our knowledge, based solely on a review of the reports we filed on behalf of our directors and executive officers, written representations from these persons that no other reports were required and all Section 16(a) reports provided to us, we believe that during fiscal 2016 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a).

Starbucks Corporation
2017 Proxy Statement

ADDITIONAL INFORMATION
Expenses of Solicitation. We will bear the expense of preparing, printing and mailing this proxy statement and the proxies we solicit. Proxies will be solicited by mail, telephone, personal contact and electronic means and may also be solicited by directors, officers and Starbucks partners in person, by the Internet, by telephone or by facsimile transmission, without additional remuneration. We have retained Alliance Advisors, LLC to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Alliance $20,000, plus reasonable out-of-pocket expenses, for proxy solicitation services.
We also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice.
Your cooperation in promptly voting your shares and submitting your proxy by the Internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.
Internet Voting. The Company is incorporated under Washington law, which specifically permits electronically transmitted proxies, provided that the transmission set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the shareholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each shareholder by use of a control number to allow shareholder to vote their shares and to confirm that their instructions have been properly recorded.

INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS
Under SEC rules, Starbucks has elected to make our proxy materials available to the majority of our shareholders over the Internet rather than mailing paper copies of those materials to each shareholder. On January 27, 2017, we mailed to the majority of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) directing shareholders to a website where they can access the proxy statement for our Annual Meeting of Shareholders and Annual Report and view instructions on how to vote their shares via the Internet or by phone. If you received the Notice only and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Notice to request that a paper copy be mailed to you.

PROPOSALS OF SHAREHOLDERS
Pursuant to SEC Rule 14a-8, shareholder proposals intended for inclusion in our 2018 proxy statement and acted upon at our 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) must be received by us at our executive offices at 2401 Utah Avenue South, Mail Stop S-LA1, Seattle, Washington 98134, Attention: Corporate Secretary, on or prior to September 29, 2017.
Shareholder proposals submitted for consideration at the 2018 Annual Meeting of Shareholders but not submitted for inclusion in our proxy statement for our 2018 Annual Meeting pursuant to SEC Rule 14a-8, including shareholder nominations for candidates for election as directors, generally must be delivered to the Corporate Secretary at our executive offices no later than 120 days nor earlier than 150 days before the first anniversary of the date of the 2017 Annual Meeting of Shareholders. As a result, any notice given by a shareholder pursuant to the provisions of our bylaws (other than notice pursuant to SEC Rule 14a-8 or proxy access as discussed below) must be received no earlier than October 23, 2017, and no later than November 22, 2017. However, if the date of the 2018 Annual Meeting occurs more than 30 days before or more than 60 days after March 22, 2018, notice by the shareholder of a proposal must be delivered no earlier than the close of business on the 150th day prior to the date of such annual meeting and no later than the close of business on the later of the 120th day prior to the date of such annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which we first make a public announcement of the date of the annual meeting. Shareholder proposals or nominations must include the specified information concerning the shareholder and the proposal or nominee as described in our bylaws.
Director Nominations for Inclusion in Starbucks Proxy Materials (Proxy Access)
We recently amended Starbucks bylaws to permit a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Company’s outstanding shares of common stock continuously for at least three years, to nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of two nominees or 20% of the board, subject to the requirements specified in our bylaws. Notice of proxy access director nominees must be delivered to the corporate secretary at our executive offices no earlier than August 30, 2017, and no later than September 29, 2017.

Starbucks Corporation
2017 Proxy Statement

SHAREHOLDERS SHARING THE SAME ADDRESS
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our fiscal 2016 annual report on Form 10-K to shareholders and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees, and also supports our environmental goals set forth in our annual report on Global Responsibility.
If you are a shareholder, share an address and last name with one or more other shareholders and would like to revoke your householding consent or you are a shareholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K
The fiscal 2016 Annual Report on Form 10-K is being mailed with this proxy statement to those shareholders that received a copy of the proxy materials in the mail. For those shareholders that received the Notice of Internet Availability of Proxy Materials, this proxy statement and our Annual Report are available at our website at http://investor.starbucks.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com. Upon request by any shareholder, we will furnish, without charge, a copy of the 2016 Annual Report.
To submit your request by telephone, call 1-800-579-1639. To request by email, contact sendmaterial@proxyvote.com.
Web links and QR codes throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

Starbucks Corporation
2017 Proxy Statement

Our Mission
To inspire and nurture the human spirit — one person, one cup and one neighborhood at a time.

ADMISSION REQUIREMENTS AND TRANSPORTATION INFORMATION
FOR THE
STARBUCKS CORPORATION
2017 ANNUAL MEETING OF SHAREHOLDERS
Wednesday, March 22, 2017
10:00 a.m. (Pacific Time) — Doors open at 8:00 a.m. (Pacific Time)
Marion Oliver McCaw Hall at Seattle Center, 321 Mercer Street, Seattle, Washington 98109
Admission Requirements: As noted in this document, to be admitted to the meeting you will be required to present a government-issued photo identification (such as a driver’s license or passport) and valid proof of ownership, meaning one of the following.
•
Notice of Internet Availability of Proxy Materials;

•
Proxy Card;

•
Voting Information Form;

•
Legal proxy provided by your bank, broker, or nominee;

•
Email notice of the Annual Meeting (if you received notice that way); or

•
Other proof of share ownership (such as your brokerage statement) as of the January 12, 2017 record date.

•
Shareholders holding shares in a joint account may be admitted to the meeting if they provide proof of joint ownership and both shareholders follow the admission requirements described above. We will not be able to accommodate non-shareholder guests at the annual meeting.

Accessibility: Starbucks is committed to providing an accessible experience. The event will be interpreted in American Sign Language and real-time captioning will be provided in the auditorium. Complimentary assistive listening devices and wheelchairs will be available. McCaw Hall is an accessible building with wheelchair seating, disability parking and accessible restrooms. If you have a disability accommodation request, please contact us at (206) 318-7118 or email investorrelations@starbucks.com by March 1, 2017. Alternate formats of this proxy statement, the Annual Report and Letter to Shareholders are available upon request by contacting investorrelations@starbucks.com.
How to Vote:
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods below. Make sure to have your proxy card or voting instruction form (VIF) in hand.
•
By Internet: go to www.proxyvote.com;

•
By toll-free telephone: call 1-800-690-6903; or

•
By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

Shareholders may also vote in person at the annual meeting. If you are a registered shareholder (that is, you hold your shares in your name), you must present valid identification to vote at the meeting. If you are a beneficial shareholder (that is, your shares are held in the name of a broker, bank or other holder of record), you will also need to obtain a “legal proxy” from the holder of record to vote at the meeting.
Please Note:
As always, we anticipate a large number of attendees at the Annual Meeting of Shareholders and cannot guarantee seating. Seating in Marion Oliver McCaw Hall is on a first-come, first-served basis. Once maximum capacity in Marion Oliver McCaw Hall is reached, additional seats, also offered on a first-come, first served basis, will be available in the adjacent Exhibition Hall. Shareholders may also log onto a live video webcast of the meeting; please see details on our Investor Relations website at http://investor.starbucks.com.
Parking Options:
Mercer Street Garage (300 Mercer Street): Conveniently located across the street from McCaw Hall. A covered skybridge provides easy access between level C of the garage and McCaw Hall.
5th Avenue North Garage (516 Harrison Street): Located at the corner of 5th Avenue and Harrison Street. This is the first garage you will encounter after exiting I-5 and turning onto 5th Avenue. It is a 3-block walk to McCaw Hall from this garage.
For more information on local transportation to the Annual Meeting of Shareholders, please visit www.seattlecenter.com/transportation.

SCAN TO VIEW MATERIALS & VOTE

STARBUCKS CORPORATION 2401 UTAH AVENUE SOUTH SEATTLE, WASHINGTON 98134

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs as well as the environmental impact of mailing proxy materials, we encourage you to consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - go to www.proxyvote.com or scan the above QR code from your mobile device

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

If you are a registered shareholder (that is, you hold these shares in your name), you must present valid identification to vote at the meeting. If you are a beneficial shareholder (that is, these shares are held in the name of a broker, bank or other holder of record), you will also need to obtain a "legal proxy" from the holder of record to vote at the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16627-P84954	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STARBUCKS CORPORATION

The Board of Directors recommends you vote FOR the following proposal:

1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Howard Schultz	☐	☐	☐			For	Against	Abstain

	1b. William W. Bradley	☐	☐	☐		1l. Javier G. Teruel	☐	☐	☐

	1c. Rosalind Brewer	☐	☐	☐		1m. Myron E. Ullman, III	☐	☐	☐

	1d. Mary N. Dillon	☐	☐	☐		1n. Craig E. Weatherup	☐	☐	☐

	1e. Robert M. Gates	☐	☐	☐	The Board of Directors recommends you vote FOR the following proposal:

	1f. Mellody Hobson	☐	☐	☐	2.	Advisory resolution to approve our executive compensation.	☐	☐	☐

	1g. Kevin R. Johnson	☐	☐	☐	The Board of Directors recommends you vote 1 year on the following proposal:	1 Year	2 Years	3 Years	Abstain

	1h. Jørgen Vig Knudstorp	☐	☐	☐	3.	Advisory vote on the frequency of future advisory votes on executive compensation. ☐	☐	☐	☐

	1i. Satya Nadella	☐	☐	☐	The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

	1j. Joshua Cooper Ramo	☐	☐	☐	4.	Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017.	☐	☐	☐

	1k. Clara Shih	☐	☐	☐	The Board of Directors recommends you vote AGAINST the following shareholder proposal:

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	5.	Amend proxy access bylaw.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:

The Notice and Proxy Statement and Fiscal 2016 Annual Report are available at www.proxyvote.com.

E16628-P84954

STARBUCKS CORPORATION Annual Meeting of Shareholders March 22, 2017 10:00 AM, Pacific Time This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Howard Schultz and Lucy Lee Helm, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of stock of STARBUCKS CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PT on Wednesday, March 22, 2017, at the Marion Oliver McCaw Hall, Seattle Center, 321 Mercer Street, Seattle, WA 98109, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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